                                                                     EXHIBIT 10h



                                  FINA CAPITAL
                               ACCUMULATION PLAN

                             (AMENDED AND RESTATED
                        EFFECTIVE AS OF JANUARY 1, 1989)

FINA CAPITAL ACCUMULATION PLAN
(Amended and Restated Effective as of January 1, 1989)

CONTENTS

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SECTION                                                                       PAGE

         ARTICLE I. THE PLAN

1.1      Establishment and Amendment of the Plan                                1
1.2      Applicability of the Plan                                              1
1.3      Purpose of the Plan                                                    1

         ARTICLE II. DEFINITIONS

2.1      Definitions                                                            2
2.2      Gender and Number                                                      7


         ARTICLE III. PARTICIPATION AND SERVICE

3.1      Eligibility for Participation                                          8
3.2      Commencement of Active Participation                                   8
3.3      Participation Status; Membership; Reemployment                         8
3.4      Service                                                                9
3.5      Special Provisions for Participants Who Enter the Armed
         Forces                                                                12
3.6      Leased Employees                                                      12

         ARTICLE IV. PLAN CONTRIBUTIONS

4.1      Types of Contributions                                                13
4.2      Before-Tax Contributions                                              13
4.3      After-Tax Contributions                                               13
4.4      Matching Contributions                                                14
4.5      Rollover Contributions                                                14
4.6      Limitations on Contributions                                          15
4.7      Elections Relating to Contributions                                   16
4.8      Suspension of Contributions                                           17
4.9      Payment of Contributions                                              17
4.10     Forfeitures                                                           17

FINA CAPITAL ACCUMULATION PLAN
(Amended and Restated Effective as of January 1, 1989)

CONTENTS

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SECTION                                                                       PAGE

         ARTICLE V. ACCOUNTS; ALLOCATION AND ADJUSTMENTS TO ACCOUNTS

5.1      Accounts of Members                                                   18
5.2      Adjustment of Accounts; Valuation of Trust Fund                       18
5.3      Account Balances                                                      19
5.4      Account Statements                                                    19

         ARTICLE VI. VESTING IN ACCOUNTS

6.1      Fully Vested Accounts                                                 20
6.2      Matching Contributions Accounts                                       20

         ARTICLE VII. DISTRIBUTIONS; LOANS; WITHDRAWALS

7.1      Distribution Upon Termination of Employment                           21
7.2      Commencement of Distributions                                         21
7.3      Method of Distribution                                                21
7.4      Required Distributions                                                22
7.5      Forfeitures                                                           22
7.6      Loans                                                                 23
7.7      In-Service Withdrawals                                                26
7.8      Withholding Taxes                                                     27
7.9      Optional Direct Rollovers of Eligible Rollover Distributions          27

         ARTICLE VIII. LIMITATIONS

8.1      Limitations on Before-Tax Contributions                               30
8.2      Limitations on After-Tax Contributions and Matching
         Contributions                                                         32
8.3      Combination of Limitations; Multiple Use                              34
8.4      Limitations on Annual Account Additions                               35

         ARTICLE IX. INVESTMENT OF ACCOUNTS

9.1      Investments                                                           37
9.2      Investment Funds                                                      37
9.3      Investment Elections for Contributions                                38

FINA CAPITAL ACCUMULATION PLAN
(Amended and Restated Effective as of January 1, 1989)

CONTENTS

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SECTION                                                                       PAGE

9.4      Investment Transfers                                                  39
9.5      Rules of Committee                                                    40
9.6      Purchase of Company Stock and PSA Stock                               40

         ARTICLE X. APPOINTMENT OF FIDUCIARIES AND PLAN ADMINISTRATION

10.1     Allocation of Responsibility Among Fiduciaries for Plan and
         Trust Administration                                                  42
10.2     Committee                                                             42
10.3     Responsibility and Authority of the Committee                         42
10.4     Responsibility and Authority of Committee Pertaining to the
         Trust Fund                                                            43
10.5     Delegation of Responsibilities                                        44
10.6     Compensation and Expenses                                             44
10.7     Records                                                               44
10.8     Manner of Action                                                      45
10.9     Information and Data for Benefits                                     45
10.10    Filing a Claim for Benefits                                           45
10.11    Appeals from Denial of Claims                                         45
10.12    Indemnity for Liability                                               46
10.13    Conflicts                                                             46
10.14    Reliance on Information                                               46
10.15    Beneficiary Designation                                               47
10.16    Incompetency                                                          48
10.17    No Enlargement of Employee Rights                                     48
10.18    Applicable Law                                                        48
10.19    Internal Revenue Service Approval                                     48
10.20    Severability                                                          48
10.21    Effective Dates for Certain Provisions                                49

         ARTICLE XI. TRUST FUND AND TRUSTEE

11.1     Establishment of Trust Fund                                           50
11.2     Trustee                                                               50
11.3     Rights in the Trust Fund                                              50

FINA CAPITAL ACCUMULATION PLAN
(Amended and Restated Effective as of January 1, 1989)

CONTENTS

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SECTION                                                                       PAGE

11.4     Nonreversion; Exclusive Benefit                                       51
11.5     Nonalienation                                                         51
11.6     Merger, Consolidation or Transfer                                     51

         ARTICLE XII. AMENDMENT AND TERMINATION

12.1     Amendment and Termination                                             52
12.2     Limitations on Amendments                                             52
12.3     Effect of Bankruptcy and Other Contingencies Affecting an
         Employer                                                              53
12.4     Distributions on Plan Termination                                     53

         ARTICLE XIII. PARTICIPATION IN AND WITHDRAWAL FROM THE PLAN BY
         AN EMPLOYER

13.1     Participation in the Plan                                             55
13.2     Withdrawal from the Plan                                              55

         ARTICLE XIV. TOP-HEAVY PROVISIONS

14.1     Application of Top-Heavy Provisions                                   57
14.2     Definitions                                                           57
14.3     Minimum Contribution                                                  59
14.4     Limit on Annual Additions: Combined Plan Limit                        59
14.5     Collective Bargaining Agreements                                      60

ARTICLE 1. THE PLAN

1.1 ESTABLISHMENT AND AMENDMENT OF THE PLAN

FINA, Inc. ("Company") presently maintains a profit-sharing and thrift plan for the benefit of its Eligible Employees and the Eligible Employees of the other participating Employers under such plan, which plan was originally established effective as of March 1, 1959. Said plan is hereby amended and restated in its entirety as set forth herein effective as of January 1, 1989, and shall continue to be known as the "FINA Capital Accumulation Plan" ("Plan").

1.2 APPLICABILITY OF THE PLAN

The provisions of the Plan as amended and restated as of the Effective Date, and as amended thereafter, shall be applicable only with respect to those persons who become or continue as Members (or their Beneficiaries) under the Plan on or after the Effective Date.

1.3 PURPOSE OF THE PLAN

The purpose of the Plan is to provide Participants with a means of accumulating capital on a regular and long term basis for their retirement income needs.

ARTICLE II. DEFINITIONS

2.1 DEFINITIONS

Whenever used in the Plan, the following words and phrases shall have the respective meanings stated below unless a different meaning is plainly required by the context, and when the defined meaning is intended, such term is capitalized.

(a) "ACCOUNT" means the separate account maintained for each Member which represents the Member's total proportionate interest in the Trust Fund as of any relevant date and which consists of the following subaccounts, and other subaccounts as may be applicable to the Member:

     (1)  "Before-Tax Contributions Account;"

     (2)  "After-Tax Contributions Account;"

     (3)  "Matching Contributions Account;" and

     (4)  "Rollover Contributions Account."

(b)  "AFFILIATE" means--

     (1) Any corporation other than the Company, i.e., either a subsidiary corporation or an affiliated or associated corporation of the Company, which together with the Company is a member of a "controlled group" of corporations (as defined in Code section 414(b));

     (2) Any organization which together with the Company is under "common control," (as defined in Code section 414(c));

     (3) Any organization which together with the Company is an "affiliated service group" (as defined in Code section 414(m));

     (4) Any organization required to be aggregated with the Company pursuant to Code section 414(o); or

     (5) Any other corporation or entity designated as an affiliate by resolution of the Board of Directors of the Company.

(c) "BENEFICIARY" means the person or persons designated by a Member pursuant to Section 10.13.

(d)  "BOARD OF DIRECTORS" means the Board of Directors of the Company.

(e) "CODE" means the Internal Revenue Code of 1986 and the regulations issued thereunder, as amended from time to time.

(f) "COMMITTEE" means the individuals who have been designated as the "plan administrator" as provided in Section 10.2

(g)  "COMPANY" means FINA, Inc., or any successor thereto.

(h)  "COMPANY STOCK" means the Class A Common Stock of the Company.

(i)  "COMPENSATION" means a Participant's pay, determined as follows:

     (1) For all purposes under the Plan, except as otherwise specified, Compensation means the Participant's regular base salary or wages received from an Employer while an Employee, including amounts excluded from compensation by reason of an Employee's election to reduce compensation in lieu of benefits under a cash or deferred arrangement under Code section 401(k) or under a cafeteria plan under Code section 125, but excluding employee bonus payments, straight-time overtime or premium overtime pay, severance pay, callback pay, accrued vacation, night-shift differential or Matching Contributions to this Plan or any prior plan, automobile or other allowances (e.g., all expatriate differentials), premiums paid on any life insurance policy or other forms of special remuneration.

     (2) For purposes of satisfying the limitations described in Section 8.4 and for purposes of Article XIV, Compensation means a Participant's wages received from an Employer or other Affiliate as defined in Code section 3401(a) for purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed.

     (3) For purposes of determining whether an individual is a Highly-Compensated Employee, and for purposes of applying the limitations of Sections 8.1, 8.2 and 8.3, Compensation means an Employee's Compensation, as described in Section 2.1(i)(2), increased by amounts excluded from wages by reason of an Employee's election to reduce wages in lieu of benefits under a cafeteria plan under Code section 125 or a cash or deferred arrangement under Code section 401(k); provided, however, that in lieu of the definition of Compensation set forth in this paragraph (3), the Committee may elect any alternative definition of Compensation permitted under Treasury regulations for purposes of applying the limitations described in Sections 8.1, 8.2 and 8.3.

     The Compensation of each Employee that may be taken into account under the Plan shall not exceed the "applicable dollar amount" of an Employee's Compensation. For purposes of this Section 2.1(i), the term "applicable dollar amount" means the maximum annual compensation limit which is $150,000 effective January 1, 1994 (and was $200,000 effective January 1,
     1989), as provided for in Code section 401(a)(17) and as such amount may be adjusted or changed from year to year in accordance with the adjustment provisions of Code section 401(a)(17), or as a result of changes to the dollar amount set forth in Code section 401(a)(17). Additionally, for purposes of applying the limitation in the two preceding sentences, the rules of Code section 414(q)(6) shall apply to the determination of an Employee's annual Compensation. In the case of an Employee who is a 5% owner as defined in Code section 416(i)(1)(b)(iii) or one of the ten Highly Compensated Employees paid the greatest Compensation during a Plan Year, then for such Plan Year the "applicable dollar amount" shall be applied to the aggregate compensation of the Employee, his spouse, and any of his lineal descendants who have not attained age 19 before the end of the Plan Year. If as a result of the application of such rules, the "applicable dollar limit" is exceeded, then the limitation shall be prorated among the affected individuals in proportion to such individual's Compensation as determined under this
     Section 2.1(i) prior to the application of this limitation.

(j)  "CONTRIBUTIONS" under the Plan include--

     (1) "BEFORE-TAX CONTRIBUTIONS" made by the Employer on behalf of a Participant, as described in Section 4.2.

     (2)  "AFTER-TAX CONTRIBUTIONS" made by a Participant as described in
          Section 4.3.

     (3) "MATCHING CONTRIBUTIONS" made by the Employer on behalf of a Participant, as described in Section 4.4.

     (4) "ROLLOVER CONTRIBUTIONS" made by a Participant or Inactive Participant, as described in Section 4.5.

(k) "DISABILITY" means a physical or mental condition which, in the judgment of the Committee, totally and presumably permanently prevents a Participant or Inactive Participant from engaging in any substantial gainful employment. Whenever such Participant qualifies for disability benefits under any group long-term disability plan offered or provided by the Company, he shall be deemed disabled for purposes of the Plan. In other instances, a determination of Disability shall be based upon competent medical evidence satisfactory to the Committee.

(l) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

(m) "EFFECTIVE DATE" means January 1, 1989, the effective date of this amendment and restatement of the Plan.

(n)  "ELIGIBLE EMPLOYEE" means an Employee of an Employer other than--

     (1) Employees covered by a collective bargaining agreement between Employee representatives and the Employer, if retirement benefits were the subject of good faith bargaining, unless the agreement includes coverage under the Plan, and

     (2) With respect to Plan Years after 1991, any Employee who is not a U.S. citizen and is on temporary assignment from a foreign

          Affiliate.

(o) "EMPLOYEE" means an individual who is employed by the Company or an Affiliate, excluding any person who is an independent contractor. "Independent contractor" shall include:

     (1)  lessees and sublessees of service stations and their employees,

     (2)  commission agents and their employees,

     (3)  distributors and jobbers and their employees,

     (4)  contractors and subcontractors and their employees, and

     (5) any consultant or other person who under the normal practice of an Employer is not considered to be a regular employee.

     The determination of a person's employment status shall be made by the Employer in accordance with its standard employment practices, which shall be applied in a non-discriminatory manner.

(p) "EMPLOYER" means the Company and any Affiliate that has become a participating Employer under the Plan pursuant to Section 13.1.

(q)  "ENTRY DATE" means the first day of any month.

(r) "HIGHLY-COMPENSATED EMPLOYEE" means any Employee who is a highly compensated employee as defined in Code section 414(q) and the Treasury regulations thereunder. Generally, with respect to any Plan Year, an Employee is considered a Highly Compensated Employee if at any time during the preceding Plan Year the Employee--

     (1) received Compensation (as defined in Code section 414(q)(7)) from the Employers and Affiliates in excess of $75,000,

     (2) received Compensation (as defined in Code section 414(q)(7)) from the Employers and Affiliates in excess of $50,000 and was in the top paid 20 percent of Employees,

     (3) was an officer who received Compensation (as defined in Code section 414(q)(7)) in excess of 50 percent of the amount in effect under Code section 415(b)(1)(A) for such Plan Year, or

     (4)  was a 5 percent owner (as determined under Code section 416(i)(1)).

     Generally, an Employee is also considered a Highly-Compensated Employee with respect to any Plan Year, if at any time during such Plan Year, the Employee met the descriptions contained in (1), (2) or (3) above and was among the top-paid 100 Employees or any Employee who was a 5 percent owner. In applying the provisions of (1) and (2) above, the dollar amounts described therein shall be automatically adjusted to reflect any increases in such amounts provided for under applicable law and regulations. A family member of a Highly Compensated Employee who is one of the ten most highly compensated employees of the Employer shall be aggregated with the

     Highly Compensated Employee to the extent required by the Code and regulations thereunder. The term "family member" means the Employee's spouse and lineal ascendants and descendants and the spouses of such lineal ascendants and descendants. In determining the Highly-Compensated Employees of the Employer, the provisions of this Section 2.1(r) shall be applied in accordance with the provisions of Code section 414(q), including in the discretion of the Committee (and pursuant to the appropriate election) the simplified method for determining Highly-Compensated Employees described in Code section 414(q)(12) and the provisions of all applicable Treasury regulations issued under Code section 414(q).

(s) "INVESTMENT FUND OR FUND" means each investment fund established from time to time by the Committee for the investment of funds credited to Members' Accounts, as provided in Section 9.2.

(t) "LEAVE OF ABSENCE" means any absence authorized by the Employer under the Employer's standard personnel practices, provided that all persons under similar circumstances must be treated alike in the granting of such Leaves of Absence, and provided further that the Employee returns or retires within the period specified in the authorized Leave of Absence.

(u) "MEMBER" means an Active Participant, Inactive Participant, or Former Participant who has a balance credited to his Account under the Plan. Where the context indicates, the term "Member" shall also mean the Beneficiary of a Member.

(v) "PARTICIPANT" means an "Active Participant" or an "Inactive Participant," as such terms are defined in Section 3.3. The term "Former Participant" shall have the meaning provided for in Section 3.3.

(w) "PLAN" means the "FINA Capital Accumulation Plan" as amended and restated effective as of the Effective Date, and as amended from time to time thereafter.

(x) "PSA STOCK" means the common stock of Petrofina, S.A., a corporation organized under the laws of the Kingdom of Belgium.

(y) "PLAN YEAR" means a period of 12 consecutive months beginning January 1 of each year and ending on December 31.

(z) "TRUST AGREEMENT" means any agreement in the nature of a trust, or in the nature of a custodial or other funding agreement (including any group or annuity contract and/or funding investment contract issued pursuant thereto) between the Company and Trustee and/or insurer, that is established to form a part of the Plan to receive, hold, invest, and dispose of the Trust Fund.

(aa) "TRUST FUND" or "TRUST" means the funds or assets which are held and administered by the Trustee pursuant to the Trust Agreement and the Plan.

(bb) "TRUSTEE" means the Trustee or Trustees named in the Trust Agreement and/or insurer named in any other funding agreement, and any additional or successor Trustee or Trustees from time to time acting as Trustee or Trustees of the trust assets under the Plan, or the insurer acting in the capacity of a custodian of such trust assets.

(cc) "VALUATION DATE" means those dates on which the assets of the Plan are valued, at least annually, as specified from time to time by the Committee.

(dd) "YEAR OF SERVICE" means the service of an Employee as described in Section 3.4.

2.2 GENDER AND NUMBER

Wherever applicable, the masculine pronoun as used herein shall be deemed to include the feminine pronoun, and the singular shall be deemed to include the plural.

ARTICLE III. PARTICIPATION AND SERVICE

3.1 ELIGIBILITY FOR PARTICIPATION

An Employee shall become a Participant under the Plan on or after the Effective Date as follows:

(a) Each Employee who is a "participant" as defined under the Plan immediately prior to the Effective Date shall become a Member under the Plan on the date he is first employed as an Employee on or after the Effective Date, if he has a balance credited to his Account on such date. Such a Member shall be eligible to become an Active Participant in accordance with Section 3.2, and his status as Active Participant or Inactive Participant shall be determined as provided in Section 3.3.

(b) Each Employee other than an Employee described in Section 3.1(a) shall become a Participant under the Plan on the date he first becomes an Active Participant as provided in Section 3.2.

3.2 COMMENCEMENT OF ACTIVE PARTICIPATION

From and after the Effective Date, an Employee described in 3.1(a) or (b) shall commence participation as an "Active Participant" under the Plan on the Entry Date coincident with or next following the later to occur of--

(a)  the Effective Date;

(b)  the date on which he is employed as an Eligible Employee;

(c)  the date on which he is credited with at least one Year of Service; or

(d) the date on which he has an election in effect to commence Before-Tax or After-Tax Contributions beginning as of such Entry Date;

provided he is employed as an Eligible Employee on such Entry Date.

An Eligible Employee shall be eligible to make a Rollover Contribution (as provided in Section 4.5) before becoming an Active Participant.

3.3 PARTICIPATION STATUS; MEMBERSHIP; REEMPLOYMENT

A Participant shall either be an "Active Participant" or an "Inactive Participant" under the Plan. An Eligible Employee who has become an Active Participant under the Plan, as provided for in Section 3.2, shall continue his status as an Active Participant so long as he remains employed as an Eligible Employee and he is making Before-Tax or After-Tax Contributions. An Employee who has become a Participant under the Plan, as provided for in Section 3.2, shall be an Inactive Participant during any period when he is employed as an Employee, he has a balance credited to his Account and he is not making Before-Tax or After-Tax Contributions under the Plan. Such an Inactive Participant shall resume the status of an

"Active Participant" at the time he resumes making such Contributions while employed as an Eligible Employee. An Eligible Employee who has made a Rollover Contribution (as provided in Section 4.5), but who has not become an Active Participant, shall be an Inactive Participant and shall continue such status as an Inactive Participant so long as he remains employed as an Employee and he has a balance credited to his Account, or until he becomes an Active Participant. Such an Inactive Participant shall not be entitled to make a loan (as provided in Section 7.6) or a withdrawal (as provided in Section 7.7) until he is credited with one Year of Service as provided in Section 3.4(a).

An Active Participant or Inactive Participant who ceases employment as an Employee shall become a "Former Participant." A Former Participant shall become an Inactive Participant upon his reemployment as an Employee (if he still has a balance credited to his Account), and shall become an Active Participant upon his reemployment as an Eligible Employee and his resumption of Before-Tax or After-Tax Contributions. A "participant" as defined under the Plan as in effect immediately prior to the Effective Date who does not become an Employee on or after the Effective Date, but who has a balance credited to his Account as of the Effective Date, shall also be a "Former Participant" under the Plan. As provided in Section 2.1(u) an individual shall be classified as a "Member" under the Plan so long as he is an Active Participant, Inactive Participant or Former Participant, and he has a balance credited to his Account under the Plan.

3.4 SERVICE

An Employee shall be credited with Years of Service in accordance with the following provisions:

(a) An Employee shall receive credit for a Year of Service, for purposes of determining eligibility to participate pursuant to Section 3.2(c), for the 12 month period beginning on the Employee's Employment Commencement Date and ending on the first anniversary thereof, if the Employee completes 1,000 or more Hours of Service during such period. If an Employee fails to complete 1,000 or more Hours of Service during such period, the Employee shall receive credit, for purposes of eligibility to participate, for any Plan Year beginning after the Employee's Employment Commencement Date, during which the Employee completes 1,000 or more Hours of Service.

(b) An Employee shall receive credit for a Year of Service, for purposes of vesting pursuant to Section 6.2(a), for any Plan Year during which he has at least 1,000 Hours of Service.

(c) If an Employee who incurs a One-Year Break in Service is subsequently reemployed by an Employer or non-participating Affiliate, the Years of Service the Employee had prior to such One-Year Break in Service shall be reinstated upon the Employee's reemployment; provided however, that if an Employee is reemployed after incurring five consecutive One-Year Breaks in Service, his service after reemployment shall be disregarded only for purposes of determining the vested portion of his pre-break Matching Contributions Account.

(d) An Employee shall receive credit, for vesting and eligibility purposes, for any years of service credited for a period of employment by a corporation which is acquired, in whole or in part, by an Employer by merge or otherwise, but only if, and to the extent that, the Board of Directors (or the board of directors of any Employer that is a 100% owned subsidiary of the Company), specifically determines, at its discretion, to award credit for such service on a uniform and nondiscriminatory basis.

(e) In determining an Employee's Years of Service pursuant to this Section 3.4, the following terms shall apply:

     (1) "EMPLOYMENT COMMENCEMENT DATE" means the first day on which an Employee first performs an Hour of Service for an Employer or Affiliate or, if applicable, the first day following a One-Year Break in Service on which an Employee performs an Hour of Service for an Employer or Affiliate.

     (2) "BREAK IN SERVICE" means the cessation of crediting Hours of Service when the Employee--

          (A)  resigns;

          (B)  is discharged;

          (C) fails to report for work within the period required under the law pertaining to veterans' reemployment rights after the Employee is released from military duty with the armed forces of the United States, in which case the Employee's Break in Service shall be deemed to have occurred on the first day of the Employee's authorized leave of absence for such military duty;

          (D) is on an authorized leave of absence and fails to return to employment, in which case the Employee's Break in Service shall be deemed to have occurred on the first day of the Employee's authorized leave of absence; or

          (E)  retires or dies.

     (3) "ONE-YEAR BREAK IN SERVICE" means each Plan Year in which an Employee who has a Break in Service is credited with less than

          501 Hours of Service.

     (4) "HOURS OF SERVICE" means the hours of service credited to an Employee as follows:

          (A) One hour for each hour for which he is paid, or entitled to payment, by an Employer or an Affiliate for the performance of duties during the applicable computation period for which his Hours of Service are being determined under the Plan.

          (B) One hour for each hour, in addition to the hours in Section 3.4(e)(4)(A), for which he is directly or indirectly paid, or entitled to payment, by an Employer or an Affiliate, on account of a period of time during which no duties are performed due to vacation, holiday, illness, disability, layoff, jury duty, military duty or Leave of Absence. Not more than 501 hours shall be credited under this Section 3.4(e)(4)(B) on account of any single continuous period during which he performs no duties. An hour is not required to be credited under this Section 3.4(e)(4)(B) if the payment for such hour is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws, or if such payment is solely to reimburse an Employee for medical or medically related expenses incurred by the Employee.

          (C) One hour for each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or an Affiliate, with no duplication of credit for hours.

          (D) Hours of Service shall be credited in accordance with the rules of Department of Labor regulation Section 2530.200b-2(b) and (c), which are incorporated herein by reference.

          (E) For purposes of determining whether an Employee has had a One-Year Break in Service, an Employee who is absent from work for reasons of an "authorized maternity or paternity leave" shall be credited with the number of Hours of Service (not in excess of 501) equal to--

               (i) the number of Hours of Service which otherwise would normally have been credited to such Employee but for such absence, or

               (ii) in any case in which the number of Hours of Service
                    described in Section 3.4(e)(4)(E)(i) cannot be determined, eight Hours of Service per day of such absence.

               An absence for an "authorized maternity or paternity leave" means an absence by reason of the pregnancy of the Employee, by reason of the birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or for purposes of caring for such child for a period immediately following such birth or placement. The Hours of Service described in this Section 3.4(e)(4)(E)(i) shall be credited only in the Plan Year in which the absence from work begins if the Employee would be prevented from incurring a Break in Service in such Plan Year solely because of this provision or, in any other case, in the immediately following Plan Year.

3.5 SPECIAL PROVISIONS FOR PARTICIPANTS WHO ENTER THE ARMED FORCES

If a Participant is absent from employment for voluntary or involuntary military service with the armed forces of the United States and returns to employment within the period required under the law pertaining to veterans' reemployment rights, the Participant shall receive service for the period of the Participant's absence from employment as required by applicable law.

3.6 LEASED EMPLOYEES

A person who is not an Employee and who performs services for an Employer or an Affiliate pursuant to an agreement between the Employer or Affiliate and a leasing organization shall be considered a "leased employee" if such person performed the services on a substantially full time basis for a period of at least a year and the services are of a type historically performed by Employees in the business field of the Employer or Affiliate. A person who is considered a "leased employee" of an Employer or an Affiliate shall not be considered an Employee for purposes of the Plan. If such a person becomes a Participant as a result of subsequent employment with an Employer or nonparticipating Affiliate, he shall receive service for his employment as a leased employee. Notwithstanding the foregoing provisions of this Section 3.6, a leased employee shall be included as an Employee for purposes of applying the requirements described in Code section 414(n)(3) and for purposes of determining the number and identity of Highly Compensated Employees.

ARTICLE IV. PLAN CONTRIBUTIONS

4.1 TYPES OF CONTRIBUTIONS

From and after the Effective Date, the following types of Contributions are provided for under the Plan:

(a)  Before-Tax Contributions by Active Participants, as described in Section
     4.2;

(b)  After-Tax Contributions by Active Participants, as described in Section
     4.3;

(c)  Matching Contributions by the Employer, as described in Section 4.4; and

(d)  Rollover Contributions by Eligible Employees, as described in Section 4.5.

4.2 BEFORE-TAX CONTRIBUTIONS

An Active Participant may elect to reduce this Compensation by any whole percentage of not less than 1 percent and not more than 10 percent for any pay period for which his election is in effect, and to have the amounts by which his Compensation is so reduced contributed on his behalf by his Employer as Before-Tax Contributions under the Plan. All elections with respect to Before-Tax Contributions shall be made in accordance with the provisions of
Section 4.6. The Before-Tax Contributions made on behalf of an Active Participant shall be credited and allocated to his Before-Tax Contributions Account.

4.3 AFTER-TAX CONTRIBUTIONS

An Active Participant may elect to make After-Tax Contributions in any whole percentage of not less than 1 percent and not more than 5 percent for any pay period for which his election is in effect, and to have such amounts deducted from his Compensation and contributed on his behalf by his Employer as After-Tax Contributions under the Plan. All elections with respect to After-Tax Contributions shall be made in accordance with the provisions of Section 4.6. The After-Tax Contributions made on behalf of an Active Participant shall be credited and allocated to his After-Tax Contributions Account. The sum of the percentage of Before-Tax Contributions elected under Section 4.2 and the percentage of After-Tax Contributions elected under this Section 4.3 for any period shall not exceed 10 percent.

4.4 MATCHING CONTRIBUTIONS

(a) MATCHING CONTRIBUTIONS PRIOR TO JULY 1, 1991. Prior to July 1, 1991, each Employer shall contribute an amount equal to 100 percent of the amount of Before-Tax Contributions and/or After-Tax Contributions contributed by or on behalf of each Active Participant employed by such Employer; provided, however, that no such Matching Contribution shall be made for any pay period which is in excess of 5 percent of the Active Participant's Compensation.

(b) MATCHING CONTRIBUTIONS AFTER JUNE 30, 1991. After June 30, 1991, each Employer shall contribute an amount equal to 100 percent of the amount of Before-Tax Contributions contributed by or on behalf of each Active Participant employed by such Employer; provided, however, that no such Matching Contribution shall be made for any pay period which is in excess of 6 percent of the Active Participant's Compensation. Each Employer shall also contribute an amount equal to 100 percent of the amount of After-Tax Contributions contributed by or on behalf of each Active Participant employed by such Employer; provided, however, that no such Matching Contribution shall be made for any pay period which is in excess of 5 percent of the Active Participant's Compensation. The 5 percent limitation in the preceding sentence shall be increased to 6 percent in the event an Active Participant elects to make After-Tax Contributions as a result of a suspension of his Before-Tax Contributions pursuant to the provisions of
     Section 4.6(a). Matching Contributions for any pay period with respect to both After-Tax Contributions and Before-Tax Contributions pursuant to this
     Section 4.4(b) shall not exceed an aggregate limit of 6 percent of an Active Participant's Compensation.

(c) IN GENERAL. The Matching Contributions to be made on behalf of an Active Participant for a Plan Year shall be determined by reference to each pay period within such Plan Year during which the Active Participant has an election in effect with respect to Before-Tax Contributions and/or After-Tax Contributions. Matching Contributions may be made in cash or in Company Stock, or in any combination of cash and Company Stock. The Matching Contributions made on behalf of an Active Participant shall be credited and allocated to his Matching Contributions Account.

4.5 ROLLOVER CONTRIBUTIONS

Effective September 1, 1992 an Eligible Employee may, in accordance with procedures prescribed by the Committee, contribute the following amounts to the Plan provided such amounts are delivered to the Trustee in cash or cash equivalents:

(a) All or any portion of a distribution (or proceeds from the sale of distributed property) which qualifies as an "eligible rollover distribution" as defined in Code section 402(c)(4), provided such amount is paid over to the Trustee on or before the 60th day after receipt by the Eligible Employee of the distribution, or such amount is a direct rollover to the Trustee made in accordance with Code section 401(a)(31) and the Treasury regulations thereunder.

(b) A distribution from an individual retirement account, the entire amount of which distribution is from a source described in Section 4.5(a).

All Rollover Contributions with respect to an Eligible Employee shall be credited and allocated to such Eligible Employee's Rollover Contributions Account.

4.6 LIMITATIONS ON CONTRIBUTIONS

In addition to the contribution limitations and requirements of Sections 4.2,
4.3 and 4.4, Contributions under the Plan shall be subject to the following limitations and requirements:

(a) LIMITATION ON BEFORE-TAX CONTRIBUTIONS. The maximum amount of Before-Tax Contributions contributed by an Employer on behalf of any Participant during a Plan Year shall be $7,627 (as adjusted by the Secretary of the Treasury to reflect increases in the cost of living). In any event where the Before-Tax Contributions limited by this Section 4.6(a) would exceed the maximum limitation provided herein, the election to make Before-Tax Contributions shall be suspended for the balance of that Plan Year and the Participant shall be entitled to elect to make After-Tax Contributions in lieu of the suspended Before-Tax Contributions as provided in Section 4.6(b).

(b) REDIRECTED CONTRIBUTIONS. In the event any Before-Tax Contributions are suspended pursuant to Section 4.6(a), the Participant shall be entitled to elect to make After-Tax Contributions in lieu of the suspended Before-Tax Contributions. Any After-Tax Contributions made pursuant to this Section 4.6(b) shall not be subject to the percentage of pay limitation on After-Tax Contributions provided in Section 4.3 but shall be subject to the percentage of pay limitation on Before-Tax Contributions in Section 4.2. Any After-Tax Contributions made under this Section 4.6(b) in lieu of suspended Before-Tax Contributions shall be allocated to the Participant's After-Tax Contributions Account.

(c) MAXIMUM DEDUCTIBLE CONTRIBUTIONS. In no event shall an Employer make Before-Tax Contributions and Matching Contributions on behalf of Participants for any Plan Year in an amount greater than the maximum amount which is deductible by such Employer under the applicable provisions of the Code.

(d) OTHER CONTRIBUTION LIMITATIONS. Contributions under this Article IV shall be further subject to the limitations and restrictions of Article VIII.

4.7 ELECTIONS RELATING TO CONTRIBUTIONS

Elections to make Before-Tax or After-Tax Contributions under the provisions of this Article IV shall be subject to and governed by the following provisions of this Section 4.7, in addition to the other conditions and requirements relating to such Contributions as are contained in this Article IV:

(a) ELECTIONS IN GENERAL. All elections relating to Contributions by Participants shall be made on such form or forms and in such manner as may be prescribed by the Committee from time to time. Such election form shall be filed with the Committee, and shall designate the contribution rate or rates for the Contributions elected, provide for the appropriate payroll deduction and/or payroll reduction of the elected Contributions, specify the Investment Fund or Funds to which the Contributions are to be allocated pursuant to Section 9.3, and provide for such other information as the Committee may require from time to time. Elected Before-Tax Contributions and elected After-Tax Contributions shall be made by payroll reduction and deduction, respectively. Such Contributions shall be made with respect to each pay period the applicable election is in effect and shall be determined by multiplying the Active Participant's Compensation for such pay period by the elected contribution rate for the Before-Tax or After-Tax Contributions elected, with the product thereof rounded to the nearest whole cent. An Active Participant's election with respect to his Before-Tax or After-Tax Contributions shall remain in effect so long as he continues as an Active Participant, or until he makes a change with respect to such Contributions as provided in Section 4.7(c).

(b) COMMENCEMENT OF ELECTIONS. An Eligible Employee must file an election to make Before-Tax or After-Tax Contributions under the Plan in order to become an Active Participant. Such election to make Contributions shall become effective as of the Entry Date immediately following the date such election is filed or as soon thereafter as administratively practicable.

(c) CHANGES IN CONTRIBUTION ELECTIONS. An Active Participant may elect to make a change with respect to his election of Before-Tax or After-Tax Contributions under the Plan on a semi-annual basis, including a change with respect to the type of such Contributions or the contribution rate or rates for such Contributions. An election with respect to Contributions under this Section 4.7(c) shall be filed with the Committee and shall be made on such form and in such manner as may be prescribed by the Committee from time to time. Such election change form shall be filed in advance of the semi-annual period to which it relates, as required by the Committee, and a timely filed election change shall then become effective as of the first day of such semi-annual period.

4.8 SUSPENSION OF CONTRIBUTIONS

An Active Participant may at any time elect to suspend all of his Before-Tax or After-Tax Contributions under the Plan. An election to suspend Contributions under this Section 4.8 shall be filed with the Committee and shall be made on such form and in such manner as may be prescribed by the Committee from time to time. An Active Participant's suspension election shall become effective as of the first of the month immediately following the date on which his suspension election is filed with the Committee, and such suspension election shall thereafter continue in effect for six months. Before-Tax and After-Tax Contributions will automatically resume after six months at the same rate or rates as before the suspension, unless otherwise specified by the Participant.

4.9 PAYMENT OF CONTRIBUTIONS

The Employers shall deposit Contributions with the Trustee on at least a monthly basis.

4.10 FORFEITURES

Any forfeitures arising under the terms of the Plan each Plan Year shall be used to reduce the Employers' Matching Contributions for such Plan Year or any following Plan Year. An Employer shall receive credit for the forfeitures (if any) of the Members who were last employed by such Employer.

ARTICLE V. ACCOUNTS; ALLOCATION AND ADJUSTMENTS TO ACCOUNTS

5.1 ACCOUNTS OF MEMBERS

The Committee shall maintain, or cause to be maintained, an Account for each Member for the purpose of accounting for the beneficial interest of each such Member in the assets constituting the Trust Fund, which interest is attributable to the Contributions credited to such Member under the Plan and as such interest is adjusted from time to time to reflect Contributions, the earnings, gains and losses on and changes in the value of the funds credited to the Account, charges to reflect administrative expenses and any distributions or payments made to or with respect to such Member from his Account. Each such Account shall consist of the following subaccounts as may be applicable to the Member in order to account for the specified Contributions to be credited to each such subaccount:

(a) BEFORE-TAX CONTRIBUTIONS ACCOUNT-- to account for Before-Tax Contributions credited to the Account.

(b) AFTER-TAX CONTRIBUTIONS ACCOUNT-- to account for After-Tax Contributions credited to the Account.

(c) MATCHING CONTRIBUTIONS ACCOUNT-- to account for Matching Contributions credited to the Account.

(d) ROLLOVER CONTRIBUTIONS ACCOUNT-- to account for Rollover Contributions credited to the Account.

Each such subaccount, and any other subaccount maintained as part of a Member's Account, shall reflect the applicable Contributions credited to the subaccount, the earnings, gains and losses on and changes in the value of the funds credited to the subaccount, charges to the subaccount to reflect administrative expenses and any distributions or payment made to or with respect to the Member from the subaccount. A Member's Account shall reflect the Member's investment interest of the funds credited to such Account in the Investment Funds from time to time. In the case of a loan pursuant to Section 7.6, the Member's Account shall reflect the Member's investment interest of the funds credited to such Account in the Member's loan. The Committee shall also maintain, cause to be maintained, such other accounts, subaccounts, records or books as are deemed necessary to properly provide for the maintenance of Accounts under the Plan, and to carry the intent and purposes of the Plan.

5.2 ADJUSTMENT OF ACCOUNTS; VALUATION OF TRUST FUND

The Accounts of Members shall be adjusted to reflect all Contributions credited to the Accounts, all payments, distributions and expenses charged to the Accounts and all earnings, gains or losses on the funds credited to the Accounts, with each such adjustment being made as soon as administratively feasible following the event giving rise to the adjustment, but in any event at least as frequently as of each Valuation Date. In making such adjustments, the Member's Account shall reflect the allocations of the investment or reinvestment of the funds credited to such Accounts among the Investment Funds (or loans pursuant to Section 7.6), and the allocable shares of the Member's investment or reinvestment therein. The assets of the Trust Fund shall be valued by the Trustee as of each Valuation Date to reflect the value of the Trust assets on such Date, and the change in such value from the immediately preceding Valuation Date. Each valuation by the Trustee shall reflect the earnings, gains or losses of the Trust Fund net of reasonable expenses, and the adjustment to a Member's Account resulting from such valuation shall reflect such Account's pro rata participation in the changes and values reflected thereby. The method of valuation of the Trust Fund shall be determined by the Trustee pursuant to the terms of the Trust Agreement and shall be followed with reasonable consistency from Valuation Date to Valuation Date. Any such valuation shall be made on the basis of the fair market value of the assets of the Trust Fund. All determinations made by the Trustee as to fair market values, and all methods of adjustment to allocations among Accounts, shall be made in accordance with generally accepted accounting principles and pursuant to the terms of the Trust Agreement.

5.3 ACCOUNT BALANCES

As of any relevant date, any Member's balance credited to his Account shall be the value of the balance standing to the credit of his Account as of the Valuation Date immediately preceding such relevant date, adjusted as necessary to reflect any credits or charges made to such Account after such Valuation Date, including, without limitation, those adjustments to reflect Contributions to and payments from such Account.

5.4 ACCOUNT STATEMENTS

At least once each Plan Year, the Committee shall deliver to each Member in the Plan a statement of the Member's Account under the Plan. The Committee may cause such account statements to be distributed following each Valuation Date, or on such other dates as the Committee may provide from time to time.

ARTICLE VI. VESTING IN ACCOUNTS

6.1  FULLY VESTED ACCOUNTS

A Member shall at all times be fully vested and have a nonforfeitable interest in the balances credited to the Member's Before-Tax Contributions Account, After-Tax Contributions Account and Rollover Contributions Account.

6.2  MATCHING CONTRIBUTIONS ACCOUNTS

(a) Vesting in General. A Member shall have a vested and nonforfeitable interest in that vested percentage portion of the balance credited to his Matching Contributions Account at any time determined by reference to his completed Years of Service in accordance with the following schedule:

=============================================
YEARS OF SERVICE          VESTED PERCENTAGE
---------------------------------------------
Less than 3 years         0%
3 years                   60%
4 years                   80%
5 or more years           100%
---------------------------------------------

(b) Accelerated Vesting. Notwithstanding the provisions of Section 6.2(a), a Member shall be fully vested and have a nonforfeitable interest in the balance credited to his Matching Contributions Account if-

     (1)  he attains age 55 while an Employee;

     (2)  he dies or suffers a Disability while an Employee;

     (3) he is credited with five Years of Service computed under Section 3.4, but disregarding the last clause of Section 3.4(b) thereby allowing such Member to be credited with a Year of Service for each Plan Year in which he has 1,000 or more Hours of Service irrespective of any election to make or not to make Before-Tax or After-Tax Contributions to the Plan; or

     (4) while he is an Employee, contributions to the Plan are completely discontinued or the Plan is terminated, or the Plan is partially terminated and such Member is affected by such partial termination.

ARTICLE VII. DISTRIBUTIONS; LOANS; WITHDRAWALS

7.1  DISTRIBUTION UPON TERMINATION OF EMPLOYMENT

Upon termination of a Member's employment as an Employee for any reason, there shall be distributed to the Member, or to his Beneficiary in the case of his death, the vested portion of his Account determined as of the Valuation Date coincident with or immediately preceding the date on which the distribution is made (plus any nonforfeitable amounts credited to his Account subsequent to such Valuation Date, if applicable).

7.2  COMMENCEMENT OF DISTRIBUTIONS

(a) Subject to the provisions of this Section 7.2 and Section 7.4, distributions pursuant to Section 7.1 shall be made to the Member as soon as practicable following the Member's termination of employment as an Employee; provided, however, if the vested portion of a Member's Account exceeds $3,500 (or such higher amount as may be permitted under applicable law or regulation), then such distribution shall not be made (unless elected by the Member under Section 7.2(b)) at any time before the earlier of the Member's attaining age 70-1/2 or the Member's death.

(b) Any Member who does not receive an immediate distribution following his termination of employment as an Employee as provided in Section 7.2(a) shall be entitled to elect to receive a distribution of the vested portion of this Account at any time prior to the time specified in Section 7.4. Such distribution shall be made as soon as practicable following the Member's notification to the Committee in accordance with procedures established by the Committee to effect such distributions.

(c) If a Member dies after his termination of employment but prior to receiving the full distribution of his Account to which he is entitled under this
     Article VII, any unpaid balance thereof at the time of his death shall be distributed to the Member's Beneficiary in a lump sum, to be distributed as soon as practicable and permissible under the Code after his death.

7.3  METHOD OF DISTRIBUTION

All distributions shall be in a single lump sum payment. Such distribution shall be made in cash; provided, however, that to the extent the Member's Account is invested in Company Stock (or, prior to 1993, in government bonds), the Member shall be entitled to elect a distribution in kind, subject to minimum share limits as determined by the Committee from time to time.

7.4  REQUIRED DISTRIBUTIONS

Notwithstanding any of the preceding provisions of this Article VII-

(a) In no event may the distribution of a Member's benefits commence later than April 1 of the calendar year following the year in which the Member reaches age 70-1/2; provided, however, that in the case of a Member who obtained age 70-1/2 prior to January 1, 1988, such distribution shall be required to be commenced prior to April 1 of the calendar year following the calendar year in which the Member retires.

(b) A Member who remains in employment after reaching age 70-1/2 shall receive a distribution of his Account pursuant to subsection (a) and shall thereafter receive a distribution of his Account for each subsequent year that he remains employed.

(c) If a Member dies prior to the commencement of the payments of benefits, the Member's benefits will be distributed as soon as practical following the Member's death.

(d)  All distributions under the Plan will be made in accordance with Code section 401(a)(9) and the regulations thereunder.

7.5  FORFEITURES

(a) If a Member's employment as an Employee terminates and the value of the vested portion of the balance credited to his Account is not greater than $3,500 (or such higher amount as may be permitted by applicable law or regulation), the Member shall receive a distribution of the value of the vested portion of his Account and the value of the nonvested portion shall be treated as a forfeiture and applied in accordance with Section 4.10.

(b) If a Member's employment as an Employee terminates and the value of the vested portion of the balance credited to his Account is greater than $3,500 (or such higher amount as may be permitted by applicable law or regulation), the Member may elect to receive a distribution of the value of the vested portion of his Account and the value of the nonvested portion of such Accounts shall be treated as a forfeiture and applied in accordance with Section 4.10.

(c) If a Member receives a distribution pursuant to Section 7.5(a) or (b) which is less than the full value of the Member's Account and he is reemployed by an Employer or Affiliate prior to incurring five consecutive One-Year Breaks in Service, any portion of such Account forfeited pursuant to Section 7.5(a) or (b) shall be restored if the Member repays to the Plan the full amount of his distribution. Such repayment must be made prior to the fifth anniversary of the first date on which the Member is subsequently reemployed as an Employee. The source for restoring forfeitures shall be first, current forfeitures, and if insufficient, an additional contribution by the Member's Employer. Repaid distributions and restored forfeitures shall be allocated to the Member's After-Tax Contributions Account and shall be invested in an Investment Fund or Funds as designated by the Member.

(d)  If a Member incurs five consecutive One-Year Breaks in Service or if
     Section 7.5(c) is applicable to the Member but he fails to make the repayment described therein, the prior forfeiture shall not be reinstated, or if no amount was forfeited at such time, the nonvested portion of his Account shall no longer be eligible for reinstatement at the time he incurs five consecutive One-Year Breaks in Service.

7.6  LOANS

An "eligible Member" may make a loan from the "Loan Assets" credited to his Account in accordance with the provisions of this Section 7.6 and any loan procedures established from time to time by the Committee. Any such loan shall be subject to the following provisions of this Section 7.6:

(a) LOANS IN GENERAL. Loans under this Section 7.6 shall only be available to an "eligible Member" as described in Section 7.6(b). Each request for a loan shall be filed with the Committee on such form and in such manner as may be prescribed by the Committee from time to time, and shall be accompanied by such other documents as the Committee may require for processing the loan request. Subject to the further provisions of this
     Section 7.6, the Committee may from time to time adopt such rules relating to the terms, conditions and the making of loans as it deems appropriate, including, without limitation, rules limiting the number and frequency of the loans that may be made by an eligible Member, providing for a minimum loan amount, providing for a fee for a loan, and governing the loan repayment procedures.

(b) ELIGIBLE MEMBERS. The term "eligible Member" shall mean a Member who is an Employee on the date the loan is made or any other Member who is a "party in interest" as defined in ERISA Section 3(14) on the date on which the loan is made. A loan to an eligible Member who is not an Employee may be offered on different terms and conditions than other loans where the differences are based solely on factors that are legally considered by commercial entities in the business of making similar loans. Pursuant to the Committee's written administrative rules, regulations and procedures (as provided for in Section 7.6(a)), the Committee shall determine the terms and conditions for such loans which may include, but shall not be limited to, charging an application fee, charging a higher interest rate, requiring a credit report and providing a payment method and schedule for loan repayments.

(c) LOAN ASSETS. All or any portion of the balance credited to the eligible Member's Before-Tax Contributions Account or Rollover Contributions Account (except to the extent invested in Company Stock or PSA Stock) shall be "Loan Assets" available for loans pursuant to this Section 7.6. The value of the eligible Member's Loan Assets shall be determined as of the Valuation Date coincident with or immediately preceding the date on which his loan request form is filed with the Committee. The Committee shall adopt rules and procedures for the allocation of loan payments among the Investment Funds in which the eligible Member's Loan Assets are invested.

(d) AMOUNT OF LOAN. The maximum amount of an eligible Member's loan or loans under this Section 7.6 shall not exceed the lesser of:

     (1)  $50,000, reduced by the excess (if any) of--

          (A) the highest outstanding balance of the loan of such Member under the Plan during the one-year period ending on the date before the date on which a loan is made, over

          (B) the outstanding balance of the loan of such Member under the Plan on the date on which such loan is made, or

     (2) One-half of the current value of such Member's vested interest in his Before-Tax Contributions Account, Matching Contributions Account and Rollover Contributions Account.

     All determinations of the maximum loan amount under this Section 7.6(d) shall be made as of the date any loan payment is to be made, and such maximum amount shall reflect any outstanding loans the eligible Member may have under any other qualified plan maintained by the Employers or any Affiliate. The minimum amount of any loan shall be $1,000.

(e) TERM OF LOAN. The term for the repayment of any loan under this Section 7.6 shall not extend beyond a five-year period from the date of the loan payment; provided, however, that, if such loan is to be used to acquire a dwelling unit which within a reasonable period of time is to be used as the principal residence of the eligible Member, then the term for such loan may extend beyond such five-year period and for a period as approved by the Committee.

(f) INTEREST RATE. All loans under this Section 7.6 shall bear a reasonable rate of interest which provides the Plan with a return commensurate with the prevailing interest rate charged on similar commercial loans by persons in the business of lending money. Such interest rate shall be determined by the Committee in accordance with its rules and procedures, and after giving due consideration to those factors as may be prescribed under Section 408(b)(6) of ERISA or other applicable law with respect to establishing interest rates for loans under employee benefit plans.

(g) EVIDENCE OF LOAN. No loan shall be made to any eligible Member prior to the execution and submission by him of--


     (1)  a written application therefor;

     (2) a promissory note payable to the Trustee in an amount and on a form prescribed by the Committee; and

     (3) a written authorization for loan repayment by means of payroll deductions, except where a different repayment method is provided for an eligible Member who is not an Employee.

(h) LOAN REPAYMENTS. All loan repayments of principal and interest shall be made in substantially equal amounts (with such payments no less frequently than on a quarterly basis) so as to permit the loan to be amortized over the term of the loan. Except as otherwise provided by the Committee, loan repayments shall be by payroll deductions. Repayments of principal and interest received on each loan shall be credited to the eligible Member's applicable Account from which Loan Assets were paid and shall be allocated for reinvestment on the basis of the Member's investment election in effect at the time of such repayment. An eligible Member shall be entitled to make a prepayment in cash, without penalty, for the total outstanding principal amount of and interest accrued on a loan.

(i) LAYOFF OR LEAVE OF ABSENCE. An eligible Member with an outstanding loan who is on Leave of Absence for any reason shall be entitled to continue loan repayments in installment payments equivalent in value to the payments then being deducted by payroll deduction.

(j) TERMINATION OF EMPLOYMENT. All outstanding loans shall be due and payable as of the date of an eligible Member's termination of employment as an Employee for any reason. An eligible Member who, prior to his repayment of the total principal amount and accrued interest of a loan, terminates employment as an Employee for any reason, shall have his loan promissory note cancelled and treated as distributed to him, unless such eligible Member elects to repay the outstanding balance of the loan in full. In the event that an eligible Member who is not an Employee terminates his status as "party in interest" (as described in Section 7.6(b)) before the repayment of a loan under this Section 7.6, the unpaid balance on the loan, together with the accrued interest, shall immediately become due and payable.

(k) LOAN DEFAULT. In the event an eligible Member defaults on a loan, the entire outstanding balance of and accrued interest on the loan shall be due and payable. The amount of such loan default shall be charged against such eligible Member's Account in accordance with rules and procedures prescribed by the Committee from time to time. Such charges against the eligible Member's Account shall be treated as a distribution with respect to such Member; provided, however, that such a charge against an eligible Member's Account shall not occur with respect to funds in his Before-Tax Contributions Account at a time so as to cause a violation of the provisions of Code section 401(k)(2)(B)(i).

(1) SECURITY FOR LOAN. The outstanding principal balance of and accrued interest on any loan by an eligible Member shall be secured by 50 percent of the balances credited to his Before-Tax Contributions Account and Rollover Contributions Account (which shall include such outstanding loan balance). Where it deems necessary, the Committee may also require the eligible Member to provide additional security for the repayment of any loan. No loan shall be made or remain outstanding unless the loan amount (or the outstanding balance thereof) is adequately secured.

(m)  RESTRICTION ON LOANS. Notwithstanding the foregoing provisions of this
     Section 7.6, the Committee may limit loans, deny loans, declare moratoriums on the granting of loans to eligible Members, and make the necessary rules and regulations to implement this Section 7.6.

7.7  IN-SERVICE WITHDRAWALS

A Member may make a withdrawal from his Account in accordance with the following provisions:

(a) AGE 59-1/2. A Member may make a withdrawal of all or any portion of the vested amounts credited to his Account at any time after he attains age 59-1/2.

(b) BEFORE AGE 59-1/2. Prior to attaining age 59-1/2, a Member may make a withdrawal of all or any portion of (i) the amount credited to his After-Tax Contributions Account, or (ii) the vested amount credited to his Matching Contributions Account prior to 1984. A Member may make only two such withdrawals pursuant to this Section 7.7(b) during a Plan Year and no more than five such withdrawals during a five year period.

(c)  WITHDRAWALS IN GENERAL. All withdrawal requests pursuant to this Section
     7.7 shall be filed with the Committee, and shall be made on such withdrawal request form and in such manner as the Committee may prescribe from time to time. In addition, withdrawals and withdrawal payments pursuant to this Section 7.7 shall be subject to and made in accordance with such rules and procedures as the Committee may prescribe from time to time, including rules governing the withdrawal and allocation of withdrawal payments among the Investment Funds in which the Member's Account is invested. The value of the Member's funds available for withdrawal shall be determined as of the Valuation Date coincident with or immediately preceding the date on which his withdrawal request form is filed with the Committee. The minimum amount of any withdrawal shall be $500.

7.8  WITHHOLDING TAXES

The Employer may withhold from a Member's Compensation and the Trustee may withhold from any payment under this Plan any taxes required to be withheld with respect to contributions or benefits under this Plan.

7.9  OPTIONAL DIRECT ROLLOVERS OF ELIGIBLE ROLLOVER DISTRIBUTIONS

(a) IN GENERAL. Effective January 1, 1993, a "Distributee" may elect to have any portion of an "Eligible Rollover Distribution" paid directly to an "Eligible Retirement Plan" specified by the "Distributee" in a "Direct Rollover" to the extent permitted by Code section 401(a)(31). Terms in quotation marks are defined in Section 7.9(b) below.

(b)  DEFINITIONS.

     (1) "DIRECT ROLLOVER" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

     (2) "DISTRIBUTEE" means each of the following persons who may elect a Direct Rollover of an Eligible Rollover Distribution of the Participant's retirement benefit:

          (A)  The Participant;

          (B)  The Participant's surviving spouse; and

          (C) An alternate payee under a qualified domestic relations order, as defined in Code section 414(p), if that person is the spouse or former spouse of the Participant.

     (3) "ELIGIBLE RETIREMENT PLAN" means an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified trust described in Code section 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible

          Rollover Distribution to a Distributee's surviving spouse, an "Eligible Retirement Plan" is an individual retirement account or individual retirement annuity, as such terms are defined in the preceding sentence.

     (4) "ELIGIBLE ROLLOVER DISTRIBUTION" means any distribution of all or any portion of the retirement benefit payable to the Distributee, except that an "Eligible Rollover Distribution" does not include:

          (A) Any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancy) of the Distributee or the Distributee's designated beneficiary, or for a specified period of ten years or more;

          (B) Any distribution to the extent such distribution is required under Code section 401(a)(9);

          (C) The portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and

          (D) Any other amounts which are not considered "Eligible Rollover Distributions" under Code section 401(a)(31).

(c) No amount shall be directly rolled over pursuant to this Section 7.9 unless and until it would otherwise be distributed to the Distributee and all consents and written elections required to make the distribution have been obtained.

(d) The Committee shall provide notice to each Distributee who will receive an Eligible Rollover Distribution of the Distributee's right to elect a Direct Rollover in accordance with Code section 401(a)(31). The Committee shall provide such notice at the time and in the manner required by regulations.

(e) The Distributee shall notify the Committee in writing by such deadline as the Committee shall prescribe whether or not he wishes to have any part of the Eligible Rollover Distribution directly rolled over. If the Distributee fails to elect a Direct Rollover by the deadline established by the Committee, then the entire amount of the Eligible Rollover Distribution shall be distributed directly to the Distributee.

(f) A Distributee may elect that the lowest of the following amounts shall be directly rolled over:

     (1)  The entire amount of the Eligible Rollover Distribution;

     (2) Such portion of the Eligible Rollover Distribution as the Distributee specifies (in accordance with rules established by the Committee), provided that the amount directly rolled over is not less than $500 or such higher amount as the Committee may prescribe in accordance with Treasury regulations; or

     (3) No portion of the Eligible Rollover Distribution if his Eligible Rollover Distribution is less than $200.

(g) The Distributee may only request a Direct Rollover to one Eligible Retirement Plan.

(h) No amount will be directly rolled over pursuant to this Section 7.9 unless the Distributee provides the Committee, by such deadline as the Committee shall prescribe, such information as it shall require:

     (1) To determine that the amount directly rolled over will be received by an Eligible Retirement Plan that will accept the Direct Rollover; and

     (2) To make the Direct Rollover and make such reports and keep such records as are required under applicable law.

     The Committee may rely on all such information provided by the Distributee and shall not be required to verify any such information.

(i)  The Committee shall select the manner in which to make the Direct Rollover.

(j) Any amount directly rolled over in accordance with this Section 7.9 shall be a distribution from this Plan and shall discharge any liability to the Distributee under this Plan to the same extent as a payment directly to the Distributee.

ARTICLE VIII. LIMITATIONS

8.1  LIMITATIONS ON BEFORE-TAX CONTRIBUTIONS

(a) IN GENERAL. In no event shall any Employer make Before-Tax Contributions for any Plan Year that would result in the actual deferral percentage of the group of Highly-Compensated Employees who are Eligible Employees and are participating or are eligible to participate as Participants exceeding the actual deferral percentage of the group of all other of such Eligible Employees by more than the greater of--

     (1)  one and one-quarter times, or

     (2)  the lesser of (A) two times or (B) two percentage points.

     The deferral percentage of each group of such Eligible Employees for any Plan Year shall be the average of the ratios (calculated separately for each Eligible Employee in each such group) of (i) the Before-Tax Contributions made on behalf of such Eligible Employee for such Plan Year to (ii) such Eligible Employee's Compensation for such Plan Year.

(b) SPECIAL RULES. For purposes of this Section 8.1, the actual deferral percentage for any Eligible Employee who is a Highly-Compensated Employee for the Plan Year and who is eligible to have Before-Tax Contributions allocated to his accounts under two or more plans or arrangements maintained by the Employer or an Affiliate (excluding plans that cannot be permissively aggregated) shall be determined as if all such Before-Tax Contributions were made under a single arrangement.

     For purposes of this Section 8.1, any Before-Tax Contributions made under two or more plans maintained by the Employer or an Affiliate which are aggregated for purposes of Code sections 401(a)(4) or 410(b) (other than Code section 410(b)(2)(A)(ii)) are to be treated as made under a single plan. And if two more plans are permissively aggregated for purposes of applying the average deferral percentage test then the aggregated plans must satisfy Code sections 401(a)(4) and 410(b) as though they were a single plan.

     If an Eligible Employee is a member of the family of a five percent owner or one of the ten most Highly-Compensated Employees, such Eligible Employee shall not be treated as a separate Employee and his Compensation and his Before-Tax Contributions shall be treated as attributable to a single five percent owner or Highly-Compensated Employee. For such a family group (which is treated as a single Highly-Compensated Employee), the actual deferral percentage for each individual shall be determined by combining the Compensation and Before-Tax Contributions of all such family members. If the

     Before-Tax Contributions of an aggregated Highly-Compensated Employee have to be reduced to conform to the limitations in Section 8.1(a), the Before-Tax Contributions of each family member shall be reduced in proportion to the amount of Before-Tax Contributions made by each family member.

     Any Eligible Employee covered by a collective bargaining agreement that provides for his participation in the Plan shall not be included when the limits of this Section 8.1 are applied to Eligible Employees who are not covered by a collective bargaining agreement, and the limits of this
     Section 8.1 shall be separately applied to each group of Eligible Employees covered by a separate collective bargaining agreement.

     The determination and treatment of the Before-Tax Contributions and actual deferral percentage of any Eligible Employee shall satisfy such other requirements as prescribed by the Secretary of Treasury.

(c)  CORRECTION METHODS.

     (1)  DISTRIBUTION. To the extent necessary to conform to the limitations in
          Section 8.1(a), the Committee shall reduce the Before-Tax Contributions made on behalf of the Highly Compensated Employees. Such reduction shall be effected by reducing Before-Tax Contributions made on behalf of Highly Compensated Employees (in the order of their actual deferral percentages) beginning with the Highly-Compensated Employees who elected the highest percentage of such Contributions, in accordance with the "leveling" method described in Treas. Reg.1.401(k)-1(f)(2). A reduction pursuant to this Section 8.1(c)(2) which results in a refund of Before-Tax Contributions already contributed under the Plan shall include with such refunded amounts any earnings allocable to such refunded amount through the end of the Plan Year. Any such refunded earnings shall be computed in accordance with a method established by the Committee that is used consistently for all Participants and for all refunded amounts for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts. The Matching Contributions, if any, that relate to such distributed Before-Tax Contributions shall be treated as a forfeiture under Section 4.10 except to the extent that such amounts are distributable pursuant to Section 8.2(c). The amount of Before-Tax Contributions refunded to a Participant pursuant to this Section 8.1(c)(1) shall be reduced by the amount of any Before-Tax Contributions previously distributed to the Participant to comply with the limitations of Section 8.4.

     (2) ADDITIONAL ACTIONS. The Committee may take such additional action as it shall consider appropriate to ensure compliance with the requirements of Section 8.1. Such action may include the implementation of limits on Before-Tax Contributions contributed by or on behalf of Highly-Compensated Employees at periodical intervals through a Plan Year that the Committee deems necessary or appropriate to assure compliance at year end. Such rules may provide each Active Participant affected by such limitation an opportunity to make a change with respect to his Before-Tax Contributions election at the time a reduction is applied, and at such later time when such reductions are no longer necessary to comply with the limitations of
          Section 8.1.

8.2  LIMITATIONS ON AFTER-TAX CONTRIBUTIONS AND MATCHING CONTRIBUTIONS

(a) IN GENERAL. In no event shall After-Tax Contributions and Matching Contributions for any Plan Year be made which would result in the contribution percentage of the group of Highly-Compensated Employees who are Eligible Employees and are participating or are eligible to participate as Participants exceeding the contribution percentage of the group of all other of such Eligible Employees by more than the greater of--

     (1)  one and one-quarter times, or

     (2)  the lesser of (A) two times or (B) two percentage points.

     The contribution percentage of each group of such Eligible Employees for any Plan Year shall be the average of the ratios (calculated separately for each Eligible Employee in each such group) if (i) the After-Tax Contributions and the Matching Contributions made on behalf of each such Eligible Employee for such Plan Year to (ii) such Eligible Employee's Compensation for such Plan Year.

(b) SPECIAL RULES. For purposes of this Section 8.2, the contribution percentage for any Eligible Employee who is a Highly-Compensated Employee for the Plan Year and who is eligible to have Matching Contributions and/or After-Tax Contributions allocated to his accounts under two or more arrangements maintained by the Employer or an Affiliate (excluding plans that cannot be permissively aggregated) shall be determined as if all such contributions were made under a single arrangement.

     For purposes of this Section 8.2, any After-Tax or Matching Contributions made under two or more plans maintained by the Employer or an Affiliate which are aggregated for purposes of Code sections 401(a)(4) or 410(b) (other than Code section 410(b)(2)(A)(ii)) are to be treated as made under a single plan. And if two or more plans are permissively aggregated for purposes of applying the contribution percentage test then the aggregated plans must satisfy Code sections 401(a)(4) and 410(b) as though they were a single plan. If an Eligible Employee is a member of the family of a five percent owner or one of the ten most Highly-Compensated Employees, such Eligible Employee shall not be treated as a separate Employee and his Compensation under After-Tax and Matching Contributions shall be treated as attributable to a single five percent owner or Highly-Compensated Employee. For such a family group (which is treated as a single Highly-Compensated Employee), the actual deferral percentage for each individual shall be determined by combining the Compensation and After-Tax and Matching Contributions of an aggregated Highly-Compensated Employee have to be reduced to conform to the limitations of Section 8.2(a), the After-Tax and Matching Contributions of each family member shall be reduced in proportion into the amount of After-Tax and Matching Contributions made by each family member.

          Any Eligible Employee covered by a collective bargaining agreement that provides for his participation in the Plan shall not be included when the limits of this Section 8.2 are applied to Eligible Employees who are not covered by a collective bargaining agreement. Matching Contributions and After-Tax Contributions made on behalf of Highly-Compensated Employees who are covered by a collective bargaining agreement shall not be subject to the limits of this Section 8.2. The determination and treatment of the After-Tax Contributions, Matching Contributions and contribution percentage of any Eligible Employee shall satisfy such other requirements as prescribed by the Secretary of the Treasury.

     (c)  CORRECTION METHODS.

          (1) DISTRIBUTION. To the extent necessary to conform to the limitations in Section 8.2(a), the Committee shall reduce the After-Tax Contributions and the Matching Contributions made on behalf of the Highly-Compensated Employees. Such reductions shall be affected by reducing After-Tax Contributions and Matching Contributions made by or on behalf of Highly-Compensated Employees (in order of their actual contribution percentages) beginning with the Highly-Compensated Employee who elected the highest percentage of such contributions, in accordance with the "leveling" method described in Treas. Reg.1.401(m)-l(e)(2)(i). Any such reduction with respect to After-Tax Contributions already contributed under the Plan on behalf of any Participant shall refunded to the Participant. Any such reductions with respect to the Matching Contributions already made under the Plan on behalf of any Participant shall be paid to the Participant (to the extent he is vested) or treated as a forfeiture (to the extent forfeitable). Such refunds or payment shall be made as soon as administratively feasible, but will be made at the latest before the close of the following Plan Year. The reductions provided for under this Section 8.2(c) shall also be made in accordance with such rules as the Committee may provide from time to time, including rules similar to the rules described in Section 8.1(c) relating to changes with respect to Before-Tax Contributions elections. A reduction pursuant to this Section 8.2(c) which results in a refund or payment of After-Tax Contributions or Matching Contributions already contributed under the Plan shall include with such refunded amounts any earnings allocable to such refunded amounts through the end of the Plan Year. Any such refunded earnings shall be computed in accordance with a method established by the Committee that is used consistently for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts.

     (2) ADDITIONAL ACTIONS. The Committee may take such additional action as it shall consider appropriate to ensure compliance with the requirements of this Section 8.2.

8.3  COMBINATION OF LIMITATIONS; MULTIPLE USE

(a) The Committee may comply with the limitations of Sections 8.1 and 8.2 by combining contributions under the Plan with contributions under any other defined contribution plan maintained by an Employer or an Affiliate. Such combination shall be done in compliance with applicable final Treasury regulations. To the extent permitted by Treas. Reg.1.401(m)-l(b)(5), the Committee may also elect to take Before-Tax Contributions into account in applying the contribution percentage test under Section 8.2(a).

(b) The deferral and contribution percentage test limitations of Sections 8.1(a) and 8.2(a) shall be applied in accordance with the provisions of Code sections 401(k) and 401(m), and in accordance with the provisions of Treas. Reg.1.401(m)-2 governing alternative limitations. If the multiple use of alternative limitations occurs, and correction becomes necessary, such correction shall be made in accordance with the provisions of Treas. Reg.1.401(m)-2(c) by reducing the actual contribution percentage of all Highly-Compensated Employees.

8.4  LIMITATIONS ON ANNUAL ACCOUNT ADDITIONS

(a) ANNUAL ACCOUNT ADDITION. "Annual Account Addition" means for any Participant for any Plan Year, which shall also be the limitation year, the sum of-

     (1) Employer or employee contributions made for him under any defined contribution plan, including excess contributions (as defined in Code section 401(k)(8)(B)), excess aggregate contributions (as defined in Code section 401(m)(6)(B)) and excess deferrals (as described in Code section 402(g)), irrespective of whether such amounts are distributed or forfeited;

     (2)  Forfeitures allocated to him under any defined contribution plan; and

     (3) Amounts described in Code sections 415(l)(1) and 419A(d)(2) allocated to him.

     "Any defined contribution plan" means all defined contribution plans of the Employers and Affiliates considered as one plan. For purposes of this
     Section 8.4, "Affiliate" shall have the meaning provided in Section 2.1(b), except that the phrase "more than 50%" shall be substituted for the phrase "at least 80%" each place it appears in Code section 1563(a)(1). Repaid distributions and restored forfeitures pursuant to Section 7.5 or a Rollover Contribution pursuant to Section 4.5 shall not be included as part of a Participant's Annual Account Addition (nor shall any similar amounts under any other defined contribution plan).

(b) LIMITATION. A Participant's Annual Account Addition for any Plan Year shall not exceed the lesser of-

     (1) $30,000, or if greater, one-fourth of the defined benefit dollar limitation set forth in Code section 415(b)(1)(A) as in effect for the limitation year; or

     (2)  25 percent of the Participant's Compensation.

     The limitation in Section 8.4(b)(2) shall not apply to (i) any contribution for medical benefits (within the meaning of Code section 419A(f)(2)) after separation from service which are treated as an Annual Account Addition, or
     (ii) any amount otherwise treated as an Annual Account Addition under Code section 415(l)(1).

(c) ADDITIONAL LIMITATION. If in any Plan Year a Participant is covered both under any defined contribution plan and under any defined benefit plan, the sum of the defined benefit plan fraction (as defined in Code section 415(e)(2)) and the defined contribution plan fraction (as defined in Code section 415(e)(3)) for such Plan Year shall not exceed one. In calculating the defined contribution fraction, the Committee may make the election described in Code section 415(e)(6). It is intended to reduce the benefits payable under any defined benefit plan to the extent necessary to prevent the sum of such fractions for any Plan Year from exceeding one before reducing contributions to any defined contribution plan. "Any defined benefit plan" means all defined benefit plans of the Employers and Affiliates considered as one plan.

(d) REDUCTION IN ANNUAL ACCOUNT ADDITIONS. If in any Plan Year a Participant's Annual Account Addition exceeds the limitation determined under Section 8.4(b), such excess shall not be allocated to his accounts in any defined contribution plan but shall be handled in the following manner and order until such excess is eliminated:

     (1) His after-tax contributions or any part thereof shall be refunded to him;

     (2) His portion of the before-tax contributions or any part thereof made on his behalf shall be refunded to him;

     (3) His portion of the allocation of employer matching contributions or any part thereof shall be placed in a suspense account, and

     (4) His portion of the allocation of any employer contributions (other than employer contributions described in Section 8.4(d)(2) and (d)(3)) or any portion thereof shall be placed in a suspense account.

     Such reductions shall be applied first to any other defined contribution plan, and thereafter to the Plan. The amount held in any suspense account that is attributable to Matching Employer Contributions of an Employer shall be used to reduce such Contributions by that Employer for the next following Plan Year. Such suspense account shall not share in the gains and losses of the Trust Fund.

(e) CODE SECTION 415. The limitations and provisions of this Section 8.4 shall be applied in accordance with the provisions of Code section 415 and the regulations issued thereunder, which are hereby incorporated by reference into the Plan. In addition, the limitations and reductions provided for in this Section 8.4 shall be applied in accordance with such rules as the Committee may prescribe from time to time to carry out the provisions of this Section 8.4 and Code section 415.

ARTICLE IX. INVESTMENT OF ACCOUNTS

9.1  INVESTMENTS

(a) INVESTMENTS IN GENERAL. All Contributions shall be paid over to the Trustee and shall be invested promptly by the Trustee as provided in this Article IX and in accordance with the terms of the Trust Agreement. Dividends, interest, earnings, proceeds from the sale or tender of assets or securities (except where a loan, withdrawal, or distribution is being made) and other income from the assets credited to an Investment Fund shall be promptly reinvested in such Fund.

(b) BEFORE-TAX AND AFTER-TAX CONTRIBUTIONS. Before-Tax and After-Tax Contributions and all other funds credited to a Member's Before-Tax Contributions Account, After-Tax Contributions Account and Rollover Contributions Account under the Plan shall be invested in the Investment Funds in accordance with the Member's investment elections in effect from time to time and the provisions of this Article IX.

(c) INVESTMENT OF MATCHING CONTRIBUTIONS ACCOUNT. Matching Contributions and all other funds credited to a Member's Matching Contributions Account under the Plan shall be invested in Company Stock and/or PSA Stock in accordance with the applicable investment election of the Member then in effect, as authorized and directed by the Committee.

(d) LOANS. Notwithstanding the foregoing provisions of this Section 9.1, in any case where a Member has made a loan of any portion of his Account pursuant to the Section 7.6, the Member shall be deemed to have directed the investment of the outstanding balance of such loan from time to time, and such balance shall be invested in such loan in accordance with the terms of the loan and the provisions of Section 7.6.

9.2  INVESTMENT FUNDS

The Plan shall provide for Investment Funds for the investment of the funds credited to Members' Accounts from time to time. As of January 1, 1993, the following Investment Funds are provided for under the Plan:

(a)  Company Stock Fund;
(b)  PSA Stock Fund;
(c)  Money Market Fund;
(d)  Bond Index Fund;
(e)  Balanced Fund;
(f)  Stock Index Fund; and
(g)  Global Fund.

In addition to or in lieu of the Investment Funds listed above, the Committee may also from time to time designate other Investment Funds to be available for the investment of the funds credited to the Members' Accounts (other than the Matching Contributions Account which shall remain invested solely in Company Stock and/or PSA Stock). The Committee shall instruct and advise the Trustee and the Members as to the addition or deletion of an Investment Fund, including the effective date of any such addition or deletion and any special provisions as may be applicable to the investment elections or transfers with respect to the Investment Funds. The Committee shall designate the investment company, insurance company or other financial institution or institutions (including the Trustee) responsible for the management and administration of the investment of the funds of each Investment Fund. The Committee shall also establish such investment guidelines or directions as it may deem appropriate relating to the investment management and administration of Investment Fund. The investment of funds in the Investment Fund shall also be subject to the investment provisions of the Trust Agreement.

9.3  INVESTMENT ELECTIONS FOR CONTRIBUTIONS

Each Participant shall file with the Committee an investment election with respect to the Contributions made by or on behalf of such Participant under the Plan. Such investment election shall be made on such form or forms and in such manner as the Committee shall prescribe from time to time. The Participant's investment elections shall be filed at the following times and subject to the following provisions:

(a) COMMENCEMENT OF ACTIVE PARTICIPATION. Whenever a Participant commences or recommences active participation under the Plan as provided in Section 3.2 or 3.3, such Participant shall file his investment election form no later than the date on which he is to commence or recommence his status as an Active Participant. Such investment election shall be applicable to all subsequent Contributions (other than Rollover Contributions) made on behalf of such Participant under the Plan and the investment election shall remain in effect so long as the Participant continues as an Active Participant, or until such Participant makes a change with respect to the investment of his future Contributions, as provided in Section 9.3(c).

(b) ROLLOVER CONTRIBUTIONS. Whenever a Participant (including an Inactive Participant) makes a Rollover Contribution (as provided in Section 4.5), such Participant shall file his investment election form no later than the date on which his Rollover Contribution is made to the Plan. Such investment election shall be applicable with respect to the Rollover Contribution made by or on behalf of the Participant.

(c) CHANGE IN INVESTMENT ELECTION. A Participant may file an investment change election form as prescribed by the Committee to be effective with respect to all future Contributions (other than Rollover Contributions) made by or on behalf of such Participant under the Plan from and after the date on which such investment change becomes effective. Any such investment changes shall become effective at periodic intervals during the Plan Year (e.g., quarterly) as determined by the Committee and communicated to Participants. Participant investment elections shall remain in effect so long as the Participant continues as an Active Participant, or until the Participant makes a change with respect to the investment of his future Contributions, as provided in this Section 9.3(c).

(d) ELECTRONIC OR TELEPHONIC CHANGES. From time to time, the Committee may authorize alternative methods for effecting changes in investment elections, including electronic or telephonic communications, with respect to some or all Contributions made by or on behalf of an Active Participant with respect to pay periods subsequent to such electronic or telephonic communication. Any such authorized change in investment election shall be in lieu of the written form prescribed in Section 9.3(c) and shall be considered "filed" for purposes of this Article IX.

On each investment election form filed by a Participant pursuant to this Section 9.3, the Participant shall designate the percentage increments for the investment of his Contributions among the available Investment Funds. Such designation shall be in percentage increments of 5 percent, unless the Committee, in its discretion, provides for investments in percentage increments other than 5 percent. The Contributions made by or on behalf of each Participant shall be invested under the Plan in accordance with the investment election he then has in effect with respect to such Contributions. Each such investment election shall also be applicable with respect to any earnings or other income attributable to the Contributions subject to such investment election.

9.4 INVESTMENT TRANSFERS

A Member may file an investment transfer election with respect to the balance credited to his Accounts. Such investment transfer election shall be made on such form or forms and in such manner as the Committee may prescribe from time to time, and such investment transfer election shall become effective as of the date established by the Committee, which shall establish periodic intervals throughout the Plan Year (e.g., quarterly) and communicate such dates to Members. On such investment transfer election form, the Member shall designate the percentage increments for the investment of the balance credited to his Accounts as of the effective date of his election. Such designation shall be in percentage increments of 10 percent, unless the Committee, in its discretion provides for investments in percentage increments other than 10 percent. From time to time, the Committee may authorize alternative methods for effecting investment transfers, including electronic or telephonic communications, in lieu of filing a prescribed written form as provided in this Section 9.4. Any such authorized transfer method shall be considered "filed" for purposes of this Article IX. All investment election transfers shall be effected by liquidating the interest to be transferred from one Fund to another Fund, and by reallocating such interest to the other Fund. Any loss in value or adverse consequences resulting from such transfers shall reduce the value of the amount to be transferred, as directed by the Member. The Committee may restrict, delay or prohibit transfers in any Plan Year to the extent the effecting of such transfers may tend to create adverse investment results for one or more of the Funds.

9.5 RULES OF COMMITTEE

The Committee shall prescribe such rules and procedures from time to time as deemed appropriate for investment elections and investment transfers under the Plan. The Committee may also from time to time provide for limitations or restrictions applicable to specific Contributions, Accounts and Investment Funds. In the event a Participant fails to file or is unable to file an investment election form prior to any date established in accordance with
Section 9.3, the Committee may prescribe procedures permitting the filing of such investment election form on a later date to become effective as prescribed by the Committee. The Committee may also prescribe procedures for the investment of the Contributions made by or on behalf of a Participant who fails to file an effective investment election pursuant to Section 9.3(a) or (b). The Committee's rules and procedures relating to investment elections and investment transfers shall be administered in a nondiscriminatory manner.

9.6 PURCHASE OF COMPANY STOCK AND PSA STOCK

Company Stock may be purchased by the Trustee in the open market or from the Company in accordance with the terms of the Trust Agreement. If Company Stock is purchased from the Company on a day such stock was traded on the open market, the price of such Company Stock shall be the closing price of a Company Stock on the open market on such day. If such stock was not traded on the open market on the day of the purchase from the Company, then the price of such Company Stock shall be the closing price of Company Stock on the open market on the nearest date next preceding the date of the purchase. PSA Stock shall be purchased by the

Trustee in such market or markets as may exist from time to time. All shares and securities shall be held by the Trustee in its name or that of its nominee and a Member shall not be deemed to have an interest in any particular certificate of stock or security.

ARTICLE X. APPOINTMENT OF FIDUCIARIES AND PLAN ADMINISTRATION

10.1 ALLOCATION OF RESPONSIBILITY AMONG FIDUCIARIES FOR PLAN AND TRUST ADMINISTRATION

The fiduciaries under the Plan and Trust shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under this Plan or the Trust Agreement. In general, the Company shall have the responsibility for making the contributions necessary to provide benefits under the Plan. The Company, acting through its Board of Directors, shall have the authority to appoint and remove the Committee members, and the Trustee, and the Company reserves the right to amend or terminate, in whole or in part, this Plan or the Trust Agreement at any time. The Committee shall have the responsibility for the administration of this Plan, as described in this
Article X and the Trust Agreement. The Trustee shall have the responsibility for the administration of the Trust and the management of the assets held in the Trust Fund, all as specifically provided in the Trust Agreement, except as specifically provided therein for any portion of the Trust Fund to be the responsibility of an investment manager. It is intended under this Plan and the Trust Agreement that each fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities, and obligations under this Plan and the Trust Agreement and shall not be responsible for any act or failure to act of another fiduciary, except as may be provided otherwise in ERISA.

10.2 COMMITTEE

The Plan shall be administered by a Committee appointed by the Board of Directors. The members shall hold office at the pleasure of the Board of Directors. Any member may resign by delivering his written resignation to the Board of Directors. Vacancies in the Committee membership arising by resignation, death, removal, or otherwise, shall be filled by the Board of Directors. The Committee shall be a fiduciary under the Plan and under the Trust Agreement, and a named fiduciary in accordance with ERISA.

10.3 RESPONSIBILITY AND AUTHORITY OF THE COMMITTEE

Unless otherwise specifically provided hereunder, the Committee shall have full and complete authority, responsibility, and control over the management, administration, and operation of the Plan, including, but not limited to, the authority to-

(a) formulate, adopt, issue, and apply procedures and rules, necessary or appropriate for the efficient administration of the Plan,

(b)  construe and apply the provisions of the Plan,

(c) make appropriate determinations relating to eligibility of Employees to become and remain Participants under the Plan, and the amount of Compensation upon which Contributions are to be made,

(d)  authorize and direct payment of benefits,

(e)  adopt and prescribe the use of necessary forms,

(f) prepare and file reports, notices, and any other documents relating to the Plan which may be required by the Secretary of Labor or the Secretary of the Treasury,

(g) prepare and distribute to Participants all communication materials required by ERISA, and

(h) appoint such benefits consultants, legal counsel, auditors, and other specialists, as the Committee considers appropriate to assist in the administration of the Plan.

The Committee shall have the exclusive right and discretionary authority to make any finding of fact necessary or appropriate for any purpose under the Plan including, but not limited to, the final determination of the eligibility for and the amount of any benefit payable under the Plan. The Committee shall have the exclusive right and discretionary authority to interpret the terms and provisions of the Plan and to determine any and all questions arising under the Plan or in connection with the administration thereof, including, without limitation, the right to remedy or resolve possible ambiguities, inconsistencies, or omissions, by general rule or particular decision. All findings of fact, determinations, interpretations, and decisions of the Committee shall be conclusive and binding upon all persons having or claiming to have any interest or right under the Plan and shall be given the maximum possible deference allowed by law. If challenged in court, any decision of the Committee shall not be subject to de novo review and shall not be overturned unless proven to be arbitrary and capricious under the evidence considered at the time of such decision.

10.4 RESPONSIBILITY AND AUTHORITY OF COMMITTEE PERTAINING TO THE TRUST FUND

The Committee shall have the following authority, responsibility, and control over the management and operation of the Trust Fund:

(a) to appoint one or more investment managers to manage and direct the investment of all or any portion of the Trust Fund in accordance with the provisions of the Trust Agreement,

(b)  to issue policy guidelines to the Trustee and other investment managers,

(c) to authorize and direct adequate liquidity to meet benefit and expense payment requirements,

(d)  to allot new funds to the Trustee and other investment managers,

(e)  to monitor cash transactions of the Trustee and other investment managers,

(f) to review valuations and earnings record of investment funds of the Trust Fund,

(g) to prepare reports on investment funds of the Trust Fund for review by the Board of Directors, and

(h)  to recommend changes in the Trustee or investment policy.

10.5 DELEGATION OF RESPONSIBILITIES

The Committee may delegate such of its powers and duties as it deems desirable to one or more individuals appointed by the Committee, in which case every reference herein to the Committee shall be deemed to mean or include such individual(s) as to matters within their jurisdiction. Such individual(s) may be such officers or other Employees of the Employers and such other persons as the Committee may appoint.

10.6 COMPENSATION AND EXPENSES

(a) A member of the Committee shall serve without compensation for services as such if he is receiving full-time pay from the Employer as an Employee. Any such member who is not such an Employee may receive compensation for services, but paid by the Employer and not from the Trust Fund. Any such member may receive reimbursement by the Employer of expenses properly and actually incurred.

(b) All expenses incurred in the administration of the Plan shall be paid by the Trustee from the Trust, unless the Company and/or other Employers elect to pay any such expense. Such expenses shall include expenses and fees incident to the functioning of the Committee, and fees of the Trustee, accountants, counsel, consultants and other specialists providing services for the Plan. Such expenses shall also include brokerage fees, commissions, stock transfer taxes and other charges and expenses incurred in connection with the purchase and sale of investments for the Trust.

10.7 RECORDS

All resolutions, proceedings, acts and determinations of the Committee shall be recorded by the Committee or under its supervision, and all such records, together with such documents and instruments as may be necessary for the administration of the Plan, shall be preserved in the custody of the Committee.

10.8 MANNER OF ACTION

A majority of the members of the Committee shall constitute a quorum for the transaction of business. Actions taken by the Committee at any meeting at which a quorum is present shall be by the vote of a majority of those present at any such meeting. Action of the Committee may be taken without a meeting upon the concurrence in writing of a majority of the members.

10.9 INFORMATION AND DATA FOR BENEFITS

All persons claiming benefits from the Plan must furnish to the Committee, such documents, evidence, or information as the Committee considers necessary or desirable for the purpose of administering the Plan; and each such person must furnish such information promptly and sign such documents as the Committee may reasonably require before any benefits become payable from the Plan.

10.10 FILING A CLAIM FOR BENEFITS

If a Member or Beneficiary does not receive the benefits which he believes he is entitled to receive under the Plan, he may file a claim for benefits with the Committee. All claims shall be made in writing and shall be signed by the claimant. If the claimant does not furnish sufficient information to determine the validity of the claim, the Committee shall indicate to the claimant any additional information which is required.

10.11 APPEALS FROM DENIAL OF CLAIMS

If any claim for benefits under the Plan is wholly or partially denied, the claimant shall be given notice in writing of such denial within 60 days setting forth the following information:

(a)  the specific reason or reasons for the denial;

(b)  specific reference to pertinent Plan provisions on which denial is based;

(c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary;

(d) an explanation that a full and fair review by the Committee of the decision denying the claim may be requested by the claimant or his authorized representative by filing with the Committee, within 60 days after such notice has been received, a written request for such review; and

(e) if such request is so filed, the claimant or his authorized representative may review pertinent documents and submit issues and comments in writing within the same 60-day period specified in subsection (d) above.

The decision of the Committee shall be made promptly, and not later than 60 days after the Committee's receipt of the request for review, unless special circumstances require an extension of time for processing, in which case the claimant shall be so notified and a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. The claimant shall be given a copy of the decision promptly. The decision shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based. The final decision of the Committee shall be conclusive and binding on all having or claiming to have an interest in the claim being reviewed and shall not be reversed by any court unless the court shall find that the Committee's decision was arbitrary and capricious.

10.12 INDEMNITY FOR LIABILITY

The Employer shall indemnify the members of the Committee, and each other fiduciary who is an Employee of the Employer, against any and all claims, losses, damages, expenses, including counsel fees, incurred by said fiduciaries and any liability, including any amounts paid in settlement with approval of the Employer and the fiduciary, arising from the fiduciary's action or failure to act in connection with said fiduciary's responsibility under this Plan except when the same is judicially determined to be attributable to the gross negligence or willful misconduct of such fiduciary.

10.13 CONFLICTS

No member of the Committee shall participate in any determination by the Committee of his rights or benefits under the Plan.

10.14 RELIANCE ON INFORMATION

The Committee may rely absolutely upon all information furnished by the Employers or any Member, provided such information is received and accepted by the Committee or its members in good faith as true and accurate. The Committee may similarly rely on information furnished by anyone employed in good faith by it, by the Employer, or by the Trustee, for the purpose for furnishing such information.

10.15 BENEFICIARY DESIGNATION

(a) Each unmarried Member may designate a Beneficiary or Beneficiaries under the Plan. He may, from time to time during his lifetime, on a form approved by and filed with the Committee, change his Beneficiary or Beneficiaries.

(b) The Beneficiary of each Member who is married shall automatically be the surviving spouse of such Member, unless such spouse had consented in writing to the designation of another Beneficiary or Beneficiaries. Each married Member may, from time to time, change his designation of a Beneficiary or Beneficiaries; provided, however, that the Member may not change such designation without the written consent of his spouse. Any such written consent must satisfy the requirements of Section 10.15(e).

(c) The Beneficiary or Beneficiaries of a Member shall receive the benefits payable under the Plan in the event of the Member's death. All Beneficiary designations, and the written consents provided for in Section 10.15(b), shall be on such form or forms as may be prescribed by the Committee. No Beneficiary designation shall be effective for any purpose until it has been filed with the Committee during the lifetime of the Member. On each Beneficiary designation, the Member shall name a primary Beneficiary or Beneficiaries and may name a contingent Beneficiary or Beneficiaries.

(d) In the event that a Member fails to designate a Beneficiary or Beneficiaries, or if for any reason such designation shall be legally ineffective, or if all designated Beneficiaries predecease him or die simultaneously with him, distribution shall be made to his estate.

(e) The written consent described in Section 10.15(b) shall not be effective unless (i) the spouse has consented in writing to the designation of another Beneficiary or Beneficiaries, (ii) such designation designates another Beneficiary or Beneficiaries (or a form of benefits) which may not be changed without written spousal consent (or the consent of the spouse expressly permits designations by the Member without any requirement of further consent by the spouse), and (iii) the spouse's consent acknowledges the effect of such designation and is witnessed by a Plan representative or a notary public. Such consent shall not be required if the Member establishes to the satisfaction of the Committee that such consent may not be obtained because there is no spouse, because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may prescribe by regulation.

10.16 INCOMPETENCY

Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent until the date on which the Committee receives a written notice, in a form and manner acceptable to it, that such person is incompetent, for whom a guardian or other person legally vested with the care of his estate has been appointed; provided, however, that if the Committee shall find that any person to whom a benefit is payable under the Plan is unable to care for his affairs because of any disability or infirmity, any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative of his estate) may be paid to the spouse, a child, a parent, or a brother or sister. Any such payment so made shall be a complete discharge of any liability therefor under the Plan. In the event a guardian of the estate of any person receiving or claiming benefits under the Plan shall be appointed by a court of competent jurisdiction, benefit payments may be made to such guardian provided that proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Committee. Any such payment so made shall be a complete discharge of any liability therefor under the Plan.

10.17 NO ENLARGEMENT OF EMPLOYEE RIGHTS

Nothing contained in this Plan shall give any Employee the right to be retained in the service of an Employer or to interfere with the right of an Employer to discipline, discharge or retire any Employee at any time.

10.18 APPLICABLE LAW

The Plan and all rights hereunder shall be governed by and construed according to the laws of the State of Texas to the extent such laws have not been preempted by applicable Federal laws.

10.19 INTERNAL REVENUE SERVICE APPROVAL

It is the intention of the Company to obtain a ruling or rulings by the District Director of the Internal Revenue Service that the Plan, as in effect from time to time, with respect to all Employers, meets the requirements of Code Section 401(a).

10.20 SEVERABILITY

If a provision of the Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included in the Plan.

10.21  EFFECTIVE DATES FOR CERTAIN PROVISIONS

(a) As a result of changes made by the Tax Reform Act of 1986, certain changes to the Code relating to qualified plans and trusts have become effective as to the Plan for its Plan Year beginning January 1, 1987. Since such effective date precedes the effective date of this amended and restated Plan, it is the intent that certain provisions in the Plan retroactively applied as of January 1, 1987 to the prior Plan document. Accordingly, any and all amendments reflected in the Plan as amended and restated effective as of January 1, 1989 which relate to such changes as are required by the Tax Reform Act of 1986 and other applicable changes to the Code, and which would be required to be made under the Plan effective as of a date earlier than January 1, 1989 shall be deemed to be amendments to the Plan which are effective as required by the Tax Reform Act of 1986. Such amendments shall include, without limitation, the provisions in Section 8.1 (relating to Code section 415 limits) and Article XIII (relating to top-heavy provisions) to be effective as of January 1, 1987. All such amendments shall be administratively applied under the provisions of the Plan as if the content thereof had been included in a separate amendment to the prior Plan document.

ARTICLE XI. TRUST FUND AND TRUSTEE

11.1 ESTABLISHMENT OF TRUST FUND

The Company has entered into a Trust Agreement with the Trustee in order to implement and carry out the provisions of the Plan and to finance the benefits provided for under the Plan. The Company may amend or modify the Trust Agreement in accordance with the terms of the Trust Agreement from time to time to accomplish the purposes of the Plan. Pursuant to the Trust Agreement, a Trust Fund was created and is to be maintained to carry out the purposes of the Plan, and the funds held as part of the Trust Fund are to be invested in accordance with the terms of the Trust Agreement and, where applicable, the Plan. The declaration of trust created under the Trust Agreement forms a part of the Plan. The Employers shall make such Contributions to the Trust Fund as are required by the provisions of the Plan, subject to the right of the Company to amend, modify or terminate the Plan at any time, and all benefits under the Plan shall be paid from the Trust Fund. All rights which may accrue to any Member, Beneficiary or other person under the Plan shall be subject to all the terms and provisions of the Plan and Trust Agreement.

11.2 TRUSTEE

The Trustee of the Trust Fund shall be the Trustee provided for under the Plan and the Trust Agreement as in effect from time to time, or any trust instrument substituted for such Trust Agreement. The Trustee's obligations, duties and responsibilities shall be governed by the terms of the Trust Agreement, or such other trust instrument as may be in effect, and, where applicable, by the terms of the Plan.

11.3 RIGHTS IN THE TRUST FUND

Members or any other person eligible for or claiming benefits under the Plan shall be entitled to look only to the Trust Fund for the payment of such benefits and shall have no claim against any Employer, the Committee or any other person. No person shall have any right or interest in the Trust Fund except as expressly provided in the Plan. Except to the extent, if any, that
Section 410 of ERISA may otherwise require, in no event shall the Employers, or any of their officers, directors, Employees, or the members of the Committee be liable in their individual capacities to any person whomsoever, under the provisions of the Plan or Trust Agreement.

11.4 NONREVERSION; EXCLUSIVE BENEFIT

The Trust Fund shall be used and applied only in accordance with the provisions of the Plan and Trust Agreement, to provide the benefits provided under the Plan. No Employers shall have any right, title or interest in the assets of the Trust Fund, and no part of the corpus or income of the Trust Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of Members and their Beneficiaries and for the payment of the reasonable expenses of administering the Plan and Trust, except that if Contributions are made to the Trust Fund by an Employer by a mistake of fact, then such Contributions may be returned to such Employer within one year after the payment of such Contributions; and if any part or all of the Contributions are disallowed as a deduction under Code section 404, then to the extent such Contributions are disallowed as a deduction they may be returned to such Employer within one year after the disallowance; provided, however, that any earnings attributable to Contributions made by mistake of fact or disallowed as a deduction under Code section 404 shall not be returned to the Employer, but losses attributable thereto must reduce the amount returned.

11.5 NONALIENATION

Except as provided in Code section 401(a)(13), neither benefits payable at any time under the Plan nor the corpus or income of the Trust Fund shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, garnishment, or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge, or otherwise encumber any such benefit, whether presently or thereafter payable, shall be void. No benefit nor the Trust Fund shall in any manner be liable for or subject to the debts or liabilities of any Member or of any other person entitled to any benefit. The Committee shall establish procedures to determine whether domestic relations orders are "qualified domestic relations orders" and to administer distributions under such qualified domestic relations orders.

11.6 MERGER, CONSOLIDATION OR TRANSFER

In the case of any merger or consolidation of the Plan with, or in the case of any transfer of assets or liabilities of the Plan to or from, any other plan, each Member shall receive a benefit immediately after the merger, consolidation, or transfer (if the Plan had then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

ARTICLE XII. AMENDMENT AND TERMINATION

12.1 AMENDMENT AND TERMINATION

(a) The Company does hereby expressly and specifically reserve the sole and exclusive right at any time by action of the Board of Directors to amend, modify, or terminate the Plan. The Company's right of amendment, modification, or termination shall not be subject to the consent or concurrence of any other Employer, the Trustee, any Member or any other interested party, nor shall such right be subject to any action by any other Employer notwithstanding that such action by the Company may relate in whole or in part to persons in the employ of such Employer.

(b) While each Employer contemplates carrying out the provisions of the Plan indefinitely with respect to its Employees, no Employer shall be under any obligation or liability whatsoever to maintain the Plan for any minimum or other period of time.

(c) Any action taken to amend, modify or terminate the Plan shall be evidenced by a written instrument duly executed and/or certified by an officer of the Company. Any such instrument evidencing an amendment to the Plan shall be delivered by the Company to the Committee, the Trustee and each other Employer.

(d) Upon any termination of the Plan in its entirety, or with respect to any Employer, the Company shall give written notice thereof to the Committee, the Trustee, and any Employer involved.

(e) Except as provided by law, upon any termination of the Plan, no Employer with respect to whom the Plan is terminated (including the Company) shall thereafter be under any obligation, liability, or responsibility whatsoever to make any contribution or payment to the Trust Fund, the Plan, any Member or any other person, trust or fund whatsoever, for any purpose whatsoever under or in connection with the Plan.

(f) In the event the Plan is terminated, the Plan is partially terminated or Contributions under the Plan are completely discontinued, the rights of all Members (or in the case of a partial termination, the Members affected thereby) to the amounts credited to their Accounts shall continue to be fully vested and nonforfeitable.

12.2 LIMITATIONS ON AMENDMENTS

The provisions of this Article XII relating to amendments shall be subject to and limited by the following restrictions:

(a) No amendment shall operate either directly or indirectly to give any Employer any interest whatsoever in any funds or property held by the Trustee under the terms of the Plan, or to permit the corpus or income of the Trust to be used for or diverted to purposes other than the exclusive benefit of Members or the payment of the reasonable expenses of administering the Plan.

(b) No such amendment shall operate either directly or indirectly to deprive any Member of his vested and nonforfeitable interest as of the time of such amendment.

(c) No amendment shall change the rights, duties or responsibilities of the Trustee under the Plan without its written consent.

(d) Subject to the foregoing limits, the Committee shall have the authority to amend the Plan (either retroactively or prospectively) as it deems necessary or advisable with respect to the operation and administration of the Plan that is within the scope of the responsibility and authority of the Committee as established in Article X, including any modification or amendments necessary to comply with any laws or regulations to qualify as a tax-exempt Plan and Trust. The Committee shall not have the authority to amend the principal design characteristics of the Plan, such authority being exclusively reserved to the Board of Directors.

12.3 EFFECT OF BANKRUPTCY AND OTHER CONTINGENCIES AFFECTING AN EMPLOYER

In the event an Employer terminates its participation in the Plan, or in the event an Employer is dissolved, liquidated, or shall by appropriate legal proceedings be adjudged bankrupt, or in the event judicial proceedings of any kind result in the involuntary dissolution of an Employer, participation in the Plan shall be terminated with respect to such Employer. The merger, consolidation, or reorganization of an Employer, or the sale by it of all or substantially all of its assets, shall not terminate the Plan if there is delivery to such Employer by the Employer's successor or by the purchaser of all or substantially all of the Employer's assets, of a written instrument requesting that the successor or purchaser be substituted for the Employer and agreeing to perform all the provisions hereof which such Employer is required to perform. Upon the receipt of said instrument, with the approval of the Company, the successor or the purchaser shall be substituted for such Employer under the Plan, and such Employer shall be relieved and released from any obligations of any kind, character, or description herein or in any Trust Agreement imposed upon it.

12.4 DISTRIBUTIONS ON PLAN TERMINATION

In the event of the termination of the Plan in its entirety, or with respect to any Employer, the Company may prescribe, or instruct the Committee to prescribe, a method for making distributions from the Plan following such termination; provided, however, that distribution of Before-Tax Contribution Accounts shall only occur in accordance with the provisions of Code section 401(k)(10) relating to distributions upon termination of a Plan and applicable Treasury regulations. Such method of distribution may provide for termination distributions to be made as soon as practicable following such termination, and may permit the Members to elect the form and method of their distributions. If such termination distributions are not provided for, distributions and payments shall be made to Members in accordance with the provisions of Article VII. In any such case, the Committee shall instruct the Trustee as to the making of Plan distributions following any such Plan termination.

ARTICLE XIII. PARTICIPATION IN AND WITHDRAWAL FROM THE PLAN BY AN EMPLOYER

13.1 PARTICIPATION IN THE PLAN

Any Affiliate which desires to become a participating Employer under the Plan may elect, with the consent of the Board of Directors, to become a party to the Plan and Trust Fund by adopting the Plan for the benefit of its Eligible Employees, effective as of the date specified in such adoption--

(a) By filing with the Company a certified copy of a resolution of its board of directors (or equivalent governing authority) to that effect and such other instruments as the Company may require; and

(b) By the Company's filing with the Committee and the Trustee a copy of such resolution, together with a certified copy of resolutions of the Board of Directors approving such adoption.

The adoption resolution or decision may contain such specific changes and variations in Plan or Trust Agreement terms and provisions applicable to such adopting Employer and its Employees as may be acceptable to the Company and the Trustee. The adoption resolution or decision shall become, as to such adopting organization and its employees, a part of this Plan as then amended or thereafter amended and the related Trust Agreement. It shall not be necessary for the adopting organization to sign or execute the original Plan and Trust Agreement documents. The coverage date of the Plan for any such adopting organization shall be that stated in the resolution or decision of adoption, and from and after such effective date, such adopting organization shall assume all the rights, obligations, and liabilities of an Employer hereunder and under the Trust Agreement. The administrative powers and control of the Company, as provided in the Plan and Trust Agreement, including the right to amend or terminate the Plan and the Trust Agreement, the right to appoint and remove the Committee members and the Trustee, shall not be diminished by reason of the participation in the Plan of any adopting Employer.

13.2 WITHDRAWAL FROM THE PLAN

Any Employer, other than the Company, by action of its board of directors or other governing body, may elect to withdraw from the Plan and Trust Agreement by giving 90 days' advance written notice of its election to the Board of Directors, unless the Board of Directors waives such advance notice or agrees to a shorter advance notice period. Such Employer's election to withdraw from the Plan and Trust Agreement shall be subject to the consent of the Board of Directors. Distributions following such withdrawal may be implemented through continuation of the Trust Fund, or transfer to another trust fund exempt from tax under Code section 501, or to a group annuity contract qualified under Code section 401, or distributions may be made as immediate distributions in accordance with the directions of the Committee; provided, however, that no such action shall direct any part of the Trust Fund relating to the Participants of such Employer to any purpose other than the exclusive benefit of the Participants of such Employer, or the surviving spouses or Beneficiaries of such Participants, prior to the satisfaction of all benefit liabilities under the Plan with respect to the Participants of such Employer.

ARTICLE XIV. TOP-HEAVY PROVISIONS

14.1 APPLICATION OF TOP-HEAVY PROVISIONS

(a) SINGLE PLAN DETERMINATION. Except as provided in Section 14.1(b)(2), if as of a Determination Date, the sum of the amount of the Section 416 Accounts of Key Employees and the Beneficiaries of deceased Key Employees exceeds 60 percent of the amount of the Section 416 Accounts of all Members and Beneficiaries (excluding former Key Employees), the Plan is top-heavy and the provisions of this Article XIV shall become applicable.

(b)  AGGREGATION GROUP DETERMINATION.

     (1) If as of a Determination Date the Plan is part of an Aggregation Group which is top-heavy, the provisions of this Article XIV shall become applicable. Top-heaviness for the purpose of this Section 14.1(b)(1) shall be determined with respect to the Aggregation Group in the same manner as described in Section 14.1(a).

     (2) If the Plan is top-heavy under Section 14.1(a), but the Aggregation Group is not top-heavy, the Plan shall not be top-heavy and this
          Article XIV shall not be applicable.

(c) COMMITTEE. The Committee shall have responsibility to make all calculations to determine whether the Plan is top-heavy.

14.2 DEFINITIONS

(a) "AGGREGATION GROUP" means the Plan and all other plans maintained by the Employers and Affiliates which cover a Key Employee and any other plan which enables a plan covering a Key Employee to meet the requirements of Code section 401(a)(4) or 410. In addition, at the election of the Committee, the Aggregation Group may be expanded to include any other qualified plan maintained by an Employer or Affiliate if such expanded Aggregation Group meets the requirements of Code sections 401(a)(4) and 410.

(b) "DETERMINATION DATE" means the last day of the Plan Year immediately preceding the Plan Year for which top-heaviness is to be determined or, in the case of the first Plan Year of a new plan, the last day of such Plan Year.

(c) "KEY EMPLOYEE" means a Member who for the Plan Year containing the Determination Date or any of the four preceding Plan Years is--

     (1) An officer of an Employer or Affiliate who has annual Compensation greater than 50 percent of the amount in effect under Code section 415(b)(1)(A) for such Plan Year; provided, however, that no more than the lesser of--

          (A)  50 Employees, or

          (B) the greater of (i) three Employees or (ii) 10 percent of all Employees,

          shall be treated as officers, and such officers shall be those with the highest annual Compensation in the five-year period;

     (2) One of the ten Employees having annual Compensation from all Employers and Affiliates for such Plan Year greater than the dollar limit specified in Code section 415(c)(1)(A) and owning both more than a one-half of 1 percent interest and the largest interests in an Employer or Affiliate;

     (3)  A 5 percent owner of an Employer or Affiliate; or

     (4) A 1 percent owner of an Employer or Affiliate having annual Compensation of more than $150,000.

     Ownership shall be determined in accordance with Code section 416(i)(1)(B) and (C). For purposes of Section 14.2(c)(2), if two Employees have the same ownership interest in an Employer or Affiliate, the Employee having the greater annual Compensation from the Employers and Affiliates shall be treated as having a larger interest.

(d)  "SECTION 416 ACCOUNT" means

     (1) The amount credited as of a Determination Date to a Member's or Beneficiary's account, under the Plan and under any other qualified defined contribution plan which is part of an Aggregation Group (including amounts to be credited as of the Determination Date but which have not yet been contributed);

     (2) The present value of the accrued benefit credited to a Member or Beneficiary under a qualified defined benefit plan which is part of an Aggregation Group; and

     (3) The amount of distributions to the Member or Beneficiary during the five-year period ending on the Determination Date other than a distribution which is a tax-free rollover contribution (or similar transfer) that is not initiated by the Member or that is contributed to a plan which is maintained by an Employer or Affiliate; reduced by--

     (4) The amount of rollover contributions (or similar transfers) and earnings thereon credited as of a Determination Date under a plan forming part of an Aggregation Group which is attributable to a rollover contribution (or similar transfer) accepted after December 31, 1983, initiated by the Member and derived from a plan not maintained by an Employer or Affiliate.

     The account of a Member who was a Key Employee and who subsequently meets none of the conditions of Section 14.2(c) for the

     Plan Year containing the Determination Date is not a Section 416 Account and shall be excluded from all computations under this Article XIV. Furthermore, if a Member has not performed any services for an Employer or Affiliate during the five year period ending on the Determination Date, any account of such Member (and any accrued benefit for such Member) shall not be taken into account in computing top-heaviness under this Article XIV.

14.3 MINIMUM CONTRIBUTION

(a)  GENERAL. If the Plan is determined to be top-heavy under the provisions of
     Section 14.1 with respect to a Plan Year, the sum of employer contributions (excluding contributions under a salary reduction agreement only for non-Key Employees) and forfeitures under all qualified defined contribution plans allocated to the accounts of each Member in the Aggregation Group who is not a Key Employee (determined without regard to whether such Member completed any minimum Period of Service or made Before-Tax Contributions for such Plan Year) and is an Employee on the last day of the Plan Year shall not be less than 3 percent of such Member's Compensation. This
     Section 14.3 shall not be applicable with respect to a Member who is also covered under a defined benefit plan maintained by an Employer or an Affiliate which provides the benefit specified by Code section 416(c)(1).

(b) EXCEPTION. The contribution rate specified in Section 14.3(a) shall not exceed the percentage at which employer contributions and forfeitures are allocated under the plans of the Aggregation Group to the account of the Key Employee for whom such percentage is the highest for the Plan Year. For the purpose of this Section 14.3(b), the percentage for each Key Employee shall be determined by dividing the employer contributions and forfeitures for the Key Employee by the amount of his total Compensation for the year (as determined under the provisions of Section 2.1(i)).

14.4 LIMIT ON ANNUAL ADDITIONS: COMBINED PLAN LIMIT

(a)  GENERAL. If the Plan is determined to be top-heavy under Section 14.1,
     Section 8.4 of the Plan shall be applied by substituting 1.0 for 1.25 in applying the provisions of Code section 415(e)(2) and (e)(3). The transitional rule of Code section 415(e)(6)(B)(i) shall be applied by substituting "$41,500" for "$51,875."

(b)  EXCEPTION. Section 14.4(a) shall not be applicable if--

     (1) Section 14.3 is applied by substituting "4 percent" for "3 percent," and

     (2) the Plan would not be top-heavy if "90 percent" is substituted for "60 percent" in Section 14.1.

(c) TRANSITIONAL RULE. If, but for this Section 14.4(c), Section 14.4(a) would begin to apply with respect to the Plan, the application of Section 14.4(a) shall be suspended with respect to a Member so long as there are--

     (1) no employer contributions, forfeitures, or voluntary nondeductible contributions allocated to such Member, and

     (2)  no accruals under a qualified defined benefit plan for such Member.

14.5 COLLECTIVE BARGAINING AGREEMENTS

The requirements of Section 14.3 shall not apply with respect to any Employee included in a unit of Employees covered by a collective bargaining agreement between Employee representatives and an Employer or Affiliate if retirement benefits were the subject of good faith bargaining between such Employee representatives and such Employer or Affiliate.

IN WITNESS WHEREOF, the authorized officers of the Company have signed this
document and have affixed the corporate seal on       , 1996, but effective as
of the 1st day of January, 1989.


                                             FINA, Inc.


Attest:

                                             By /s/ CULLEN M. GODFREY
                                               ----------------------------

                                               Its
                                                  -------------------------

By
  ----------------------------------

  Its                                                  (Corporate Seal)
     -------------------------------

                                 FIRST AMENDMENT
                                     to the
                         FINA CAPITAL ACCUMULATION PLAN
             (Amended and Restated Effective as of January 1, 1989)

WHEREAS, FINA, Inc. ("Company") maintains the "FINA Capital Accumulation Plan," as amended and restated effective January 1, 1989 ("Plan");

WHEREAS, the Company desires to amend the Plan to allow after-tax contributions up to 6 percent of compensation, to provide a match on all contributions (both before-tax and after-tax) up to an aggregate amount of 6 percent of compensation, and to make such other changes that it deems necessary or desirable;

WHEREAS, Section 12.1 of the Plan provides that the Company may amend the Plan from time to time;

NOW, THEREFORE, in accordance with the provisions of Section 12.1, the Plan is hereby amended in the following respects:

1. Section 4.3 of the Plan is amended by deleting the reference to "5 percent of pay" and adding in its place "6 percent of pay" so that the first sentence of such section shall hereinafter read as follows:

     "An Active Participant may elect to make After-Tax Contributions in any whole percentage of not less than I percent and not more than 6 percent for any pay period for which his election is in effect, and to have such amounts deducted from his Compensation and contributed on his behalf by his Employer as After-Tax Contributions under the Plan."

2. Section 4.4 of the Plan is amended to add a new subsection (d) to read in its entirety as follows:

     (d) MATCHING CONTRIBUTIONS AFTER 1995. After December 31, 1995, each Employer shall contribute an amount equal to 100 percent of the sum of Before-Tax Contributions and/or After-Tax Contributions contributed by or on behalf of each Active Participant employed by such Employer; provided, however, that no such Matching Contribution shall be made for any pay period which is in excess of 6 percent of the Active Participant's Compensation. If an Active Participant elects to make both Before-Tax Contributions and After-

          Tax Contributions for any pay period, Matching Contributions shall be allocated first to Before-Tax Contributions and, if such Before-Tax Contributions are less than the 6 percent aggregate limit, next to After-Tax Contributions.

3. Paragraph (c) of Section 7.5 of the Plan is amended, effective January 1, 1995, by deleting the last sentence thereof and adding the following sentence in its place:

     "Repaid distributions and restored forfeitures shall be invested in an Investment Fund or Funds as designated by the Member."

4. Paragraph (c) of Section 7.6 of the Plan is amended by deleting the parenthetical language "(except to the extent invested in Company Stock or PSA Stock)" from the first sentence thereof and such sentence shall hereinafter read as follows:

     "All or any portion of the balance credited to the eligible Member's Before-Tax Contributions Account or Rollover Contributions Account shall be "Loan Assets" available for loans pursuant to this Section 7.6."

5. Except as otherwise provided herein, this First Amendment shall be effective as of January 1, 1996.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers on this first day of May 1996.

                                                              FINA, INC.

                                          By: /s/ CULLEN M. GODFREY
                                             ---------------------------------

                                          Title: Senior Vice President,
                                                 Secretary and General Counsel
                                                ------------------------------

                                SECOND AMENDMENT

                                     to the

                         FINA CAPITAL ACCUMULATION PLAN
             (Amended and Restated Effective as of January 1, 1989)



    FINA, Inc., a Delaware corporation, pursuant to authorization of the Board of Directors, adopts the following amendments to the FINA Capital Accumulation Plan (the "Plan"):

    1. Subsection (h) of Section 2.1 of the Plan ("Definitions" is amended in its entirety to read as follows:

    (h)  "Company Stock" means common stock of the Company; PSA Stock; and/or
    ADSs.

    2. Subsection (x) of Section 2.1 of the Plan ("Definitions") is amended in its entirety to read as follows:

    (x) "PSA Stock" means the ordinary voting shares of PetroFina S.A., a corporation organized under the laws of the Kingdom of Belgium.

    3. Section 2.1 of the Plan ("Definitions") is amended by the addition of the following new subsection:

    (ee) "ADSs" means American Depositary Shares that represent the shares of PSA Stock. Each ADS represents approximately one-tenth of one share of PSA Stock.

    4. The second and third sentences of Section 9.2 of the Plan ("Investment Funds") are amended in their entirety to read as follows:

    As of February 19, 1998, the following Investment funds are provided under the Plan.

         (a)    Company Stock Fund;

         (b)    ADS Fund;

         (c)    Money Market Fund;

         (d)    Bond Index Fund;

         (e)    Balanced Fund;

         (f)    Stock Index Fund;

         (g)    Global Fund; and

         (h)    Growth Fund.

    In addition to or in lieu of the Investment Funds listed above, the Committee may also from time to time designate other Investment Funds to be available for the investment of funds credited to the Members' Accounts (other than the Matching Contributions Account which, subject to the provisions of Section 9.6, shall remain invested solely in Company Stock.

    5. Subsection (c) of Section 9.1 of the Plan ("Investments") is amended in its entirety to read as follows:

    (c) INVESTMENT OF MATCHING CONTRIBUTIONS ACCOUNT. Matching Contributions and all other funds credited to a Member's Matching Contributions Account under the Plan shall be invested in Company Stock in accordance with the applicable investment election of the Member then in effect, as authorized and directed by the Committee.

    6.   Section 9.6 of the Plan is amended in its entirety to read as follows:

    9.6  COMPANY STOCK, PSA STOCK AND ADSs

    Company Stock may be purchased by the Trustee in the open market or from the Company in accordance with the terms of the Trust Agreement. If Company Stock is purchased from the Company on a day such stock is traded on the open market, the price of such Company Stock shall be the closing price of the Company Stock on the open market on such day. If the Company Stock is not traded on the open market on the day of the purchase from the Company, then the price of the Company Stock shall be the closing price of the Company Stock on the open market on the nearest date next preceding the date of the purchase.

    From and after April 1, 1998, or such later date as the Committee determines in its discretion, the Plan shall no longer invest in PSA Stock and instead shall invest in ADSs, which shall be purchased by the Trustee on the open market. In addition, the Committee shall cause the Trustee to sell the PSA Stock held in the PSA Fund and purchase ADSs with the sale proceeds of the PSA Stock, or to otherwise exchange the PSA Stock and receive in such exchange ADSs with the same value as the PSA Stock surrendered therefor, all in accordance with such rules and procedures as the Committee in its discretion may establish, including without limitation rules and procedures governing period of time in which such sale or exchange shall be accomplished.

    In the event that warrants, options or other securities convertible into or exchangeable for Company Stock are distributed to holders of the Company Stock, the Committee shall cause the Trustee to sell such securities as promptly as possible, consistent with the Trustee's duty of prudence, and to reinvest the proceeds of the sale of such securities in Company Stock, as applicable.

    All stocks and securities shall be held by the Trustee in its name or that of its nominee, and a Member shall not be deemed to have an interest in any particular stock or security.

    7.   The foregoing amendments shall be effective as of February 19, 1998.

    IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer this 19th day of February, 1998.

                                    FINA, INC.



                                    By /s/ CULLEN M. GODFREY
                                      ----------------------------------
                                       Cullen M. Godfrey, Senior
                                       Vice President, Secretary
                                       and General Counsel

                                THIRD AMENDMENT
                                     to the
                         FINA CAPITAL ACCUMULATION PLAN
             (Amended and Restated Effective as of January 1, 1989)



    WHEREAS, FINA, Inc. ("Company") maintains the "FINA Capital Accumulation Plan," as amended and restated effective January 1, 1989 ("Plan");

    WHEREAS, the Company desires to amend the Plan to clarity the provisions of
Section 4.6(b) and conform to administrative practice;

    WHEREAS, Section 12.1 of the Plan provides that the Company may amend the Plan from time to time;

    NOW, THEREFORE, in accordance with the provisions of Section 12.1, the Plan is hereby amended in the following respects:

    1. Subsection (b) of Section 4.6 of the Plan is amended by deleting the second sentence thereof and adding "(in the percentages set forth in Section 4.3)" after "After-Tax Contributions" in the first sentence thereof, and such subsection shall hereinafter read as follows:

            (b) REDIRECTED CONTRIBUTIONS. In the event any Before-Tax Contributions are suspended pursuant to Section 4.6(a), the Participant shall be entitled to elect to make After-Tax Contributions (in the percentages set forth in Section 4.3) in lieu of the suspended Before-Tax Contributions. Any After-Tax Contributions made under this
        Section 4.6(b) in lieu of suspended Before-Tax Contributions shall be allocated to the Participant's After-Tax Contributions Account.

    2.  This Third Amendment shall be effective as of January 1, 1996.

    IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer this 19th day of February, 1998.

                                        FINA, Inc.



                                        By /s/ CULLEN M. GODFREY
                                          --------------------------------
                                           Cullen M. Godfrey, Senior Vice
                                           President, Secretary and
                                           General Counsel